UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                  -----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                      ------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           ---------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/08
                         --------


ITEM 1. REPORTS TO STOCKHOLDERS.

[INSERT ANNUAL REPORTS]



[GRAPHIC]                                         MARCH 31, 2008

                                                A  series of Templeton Global
                                                Investment Trust

ANNUAL REPORT AND SHAREHOLDER LETTER            INTERNATIONAL

TEMPLETON BRIC FUND                             WANT TO RECEIVE
[GRAPHIC]                                       THIS DOCUMENT
                                                FASTER VIA EMAIL?

                                                Eligible shareholders can
                                                sign up for eDelivery at
                                                franklintempleton.com.
                                                See inside for details.

                                   [GRAPHIC]
                                FRANKLIN TEMPLETON
                                  INVESTMENTS

                     Franklin . TEMPLETON . Mutual Series

ANNUAL REPORT

TEMPLETON BRIC FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton BRIC Fund covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A posted a +21.71% cumulative total return for the 12 months ended March 31, 2008. The Fund's total assets grew rapidly during the period, starting at US$283 million and closing the period at US$842 million. The inflows were systematically invested using our time-tested bottom-up, value-oriented, long-term approach, which often meant that we were buying stocks that were out of favor at the point of purchase and trading at discounts to our assessment of their intrinsic values. Consistent with our strategy, we believe that over the next five years or so, these stocks have the potential for favorable returns. The Fund's cash position had a negative impact on the Fund's relative performance during the period. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China
(BRIC) Equity Index, which returned +33.40% during the same period. Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.

                               3 | Annual Report

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 3/31/08

[BAR CHART]

China Region *                                 31.0%
Brazil                                         30.0%
Russia                                         18.7%
India                                          13.4%
U.S.                                            1.0%
Kazakhstan                                      0.4%
Short-Term Investments & Other Net Assets       5.5%

* China region includes China, Hong Kong and Taiwan

ECONOMIC AND MARKET OVERVIEW

BRIC equities started the 12-month reporting period on an upbeat note as most markets recorded positive returns. After reaching a record high at the end of October 2007, however, fears of a U.S. recession and its possible impact on BRIC markets, coupled with global credit concerns, led to market corrections and eliminated part of the gains recorded earlier in the period. Nevertheless, a robust economic environment, surging money supply, rising commodity prices, stronger emerging market currencies, improved corporate earnings and significant fund inflows supported BRIC equity markets.

Among BRIC countries, Brazil was the top performer as a stronger currency, the real, higher commodity prices and greater demand for metals and soft commodities supported the resource producer. The MSCI Brazil Index recorded a +61.04% gain during the period./2 China and India returned +29.84% and +30.63%, as measured by the MSCI China Index and MSCI India Index, as both economies continued to benefit from strong economic growth, a large consumer base and large foreign reserves./3 Although the Russian market outperformed major developed markets, it underperformed its BRIC peers with a +13.85% return, as measured by the MSCI Russia Index./4 Our outlook on Russia remained positive based upon the country's strong economic environment, robust foreign direct investment inflows and large supply of natural resources.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

2. Source: Standard & Poor's Micropal. The MSCI Brazil Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil.

3. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92.

4. Source: Standard & Poor's Micropal. The MSCI Russia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Russia.

                               4 |  Annual Report

MANAGER'S DISCUSSION

During the 12 months under review, the largest contributor to absolute performance was the Fund's Brazil allocation as the country outperformed its BRIC counterparts. Positions in Vale (Companhia Vale do Rio Doce, formerly called CVRD), Petrobras (Petroleo Brasileiro) and Banco Bradesco were key contributors. Vale is one of the top global producers of iron ore and nickel, Petrobras is Brazil's national oil and gas company, and Banco Bradesco is among the country's largest financial conglomerates.

The Fund's investments in Russia, India and China also had a positive impact on performance. Noteworthy contributors included CNOOC, China's largest offshore oil and natural gas exploration and production company, Evraz Group, a major vertically integrated steel and mining company in Russia, Steel Authority of India, India's biggest steel producer, and Chalco (Aluminum Corp. of China), China's leading aluminum products manufacturer.

From a sector perspective, the materials, energy and banks sectors supported absolute performance during the reporting period. 5 These sectors benefited from higher commodity prices, growing global demand and greater need for financial and banking services in BRIC markets. In addition to the holdings mentioned before, notable contributors in these sectors included Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world's leading nickel producers, Unibanco (Unibanco - Uniao de Bancos Brasileiros), one of Brazil's largest financial conglomerates, Gazprom, the world's largest natural gas company, and PetroChina, a dominant player in the upstream oil and gas industry.

Conversely, sectors that detracted from performance included real estate and capital goods. 6 Detractors included premier construction machinery manufacturer China Infrastructure Machinery and property developers Soho China and Peninsula Land (India), as these stocks declined in value during the reporting period. We initiated positions in these stocks during the period and remained confident in their long-term potential.

5. The materials sector comprises construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The banks sector comprises commercial banks in the SOI.

6. The real estate sector comprises real estate management and development in the SOI. The capital goods sector comprises construction and engineering, electrical equipment, and machinery in the SOI.

TOP 10 EQUITY HOLDINGS
3/31/08

COMPANY                                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                 NET ASSETS
---------------------------------------------------------------------
Vale (Companhia Vale do Rio Doce),
ADR, pfd., A                                                  9.5%
  METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                                     8.5%
  OIL, GAS & CONSUMABLE FUELS, BRAZIL
Gazprom, ADR                                                  6.8%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
PetroChina Co. Ltd., H                                        4.5%
  OIL, GAS & CONSUMABLE FUELS, CHINA
China Mobile Ltd.                                             4.2%
  WIRELESS TELECOMMUNICATION SERVICES, CHINA
Sinopec (China Petroleum and Chemical Corp.), H               4.1%
  OIL, GAS & CONSUMABLE FUELS, CHINA
Norilsk Nickel (Mining and Metallurgical Co.
Norilsk Nickel), ADR                                          3.6%
  METALS & MINING, RUSSIA
CNOOC Ltd.                                                    3.5%
  OIL, GAS & CONSUMABLE FUELS, CHINA
Unibanco - Uniao de Bancos
Brasileiros SA, GDR, pfd.                                     2.7%
  COMMERCIAL BANKS, BRAZIL
Oil & Natural Gas Corp. Ltd.                                  2.1%
  OIL, GAS & CONSUMABLE FUELS, INDIA

                              5  |  Annual Report

For the 12 months under review, substantial fund inflows and our continued search for undervalued stocks led us to increase our investments in all markets in the Fund's investment universe -- Brazil, Russia, India and China, including Hong Kong-listed H and Red Chip shares. 7

We made significant purchases in metals and mining; oil, gas and consumable fuels; telecommunication services; and banks. 8 Due to growing global demand for energy and raw materials, especially in emerging markets such as China and India, as well as high commodity prices, we believed companies in related industries could experience higher corporate earnings and, in turn, higher equity prices. Banking reforms and growing demand for financial services made banks attractive investments, in our view, while greater mobile telephone services penetration could continue to benefit telecommunication services providers. Key purchases were in Vale, Sinopec (China Petroleum and Chemical), China's largest integrated energy and chemical company, China Mobile, the country's dominant mobile services provider, and Sberbank (Savings Bank of Russia), Russia's largest commercial bank.

Greater demand for consumer products and services in emerging markets also led us to increase our holdings in related companies. This included purchases in the automobiles, insurance, and road and rail industries. Purchases included Porto Seguro, Brazil's growing multi-line insurance company, Localiza Rent a Car, Brazil's largest car rental company, and Maruti Suzuki India, India's major passenger car manufacturer.

During the reporting period, we sold select stocks as they reached sale price targets. These sales allowed us to focus on what we considered more attractively valued stocks in our investment universe. We made select sales in gas utilities, packaged foods and meats, and industrial conglomerates companies.

7. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                               6 | Annual Report

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

                         -s- Mark Mobius
[PHOTO OF MARK MOBIUS]   Mark Mobius

                         -s- Dennis Lim
[PHOTO OF DENNIS LIM]    Dennis Lim

                         -s- Tom Wu
[PHOTO OF TOM WU]        Tom Wu

                         Portfolio Management Team
                         Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                               7 | Annual Report

PERFORMANCE SUMMARY AS OF 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TABRX)                                 CHANGE       3/31/08        3/31/07
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$ 2.36      $ 15.40        $ 13.04
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-3/31/08)
---------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $  0.4102
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $  0.0099
---------------------------------------------------------------------------------------------
Tax Return of Capital                    $  0.0821
---------------------------------------------------------------------------------------------
   TOTAL                                 $  0.5022

CLASS C (SYMBOL: TPBRX)                                 CHANGE       3/31/08        3/31/07
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$ 2.29      $  15.28       $ 12.99
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-3/31/08)
---------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $  0.4102
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $  0.0099
---------------------------------------------------------------------------------------------
Tax Return of Capital                    $  0.0241
---------------------------------------------------------------------------------------------
   TOTAL                                 $  0.4442

PERFORMANCE/1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                              1-YEAR       INCEPTION (6/1/06)
---------------------------------------------------------------------------------------
Cumulative Total Return 2                             +21.71%                 +59.59%
---------------------------------------------------------------------------------------
Average Annual Total Return 3                         +14.68%                 +24.99%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4                       $ 11,468                 $15,042
---------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     2.19%

CLASS C                                              1-YEAR       INCEPTION (6/1/06)
---------------------------------------------------------------------------------------
Cumulative Total Return 2                             +20.81%                 +57.59%
---------------------------------------------------------------------------------------
Average Annual Total Return 3                         +19.81%                 +28.21%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4                       $ 11,981                $ 15,759
---------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     2.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.

                               8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                   3/31/08
---------------------------------------------------
1-Year                                    +14.68%
Since Inception (6/1/06)                  +24.99%


                                  [LINE CHART]

                            CLASS A (6/1/06-3/31/08)

                      TEMPLETON BRIC FUND         MSCI BRIC EQUITY INDEX 6
---------------------------------------------------------------------------
  6/1/2006                    9425                       10000
 6/30/2006                    9736                       10340
 7/31/2006                    9943                       10526
 8/31/2006                   10113                       10859
 9/30/2006                   10075                       10823
10/31/2006                   10660                       11477
11/30/2006                   11451                       12474
12/31/2006                   12159                       13426
 1/31/2007                   12245                       13158
 2/28/2007                   11903                       12734
 3/31/2007                   12358                       13371
 4/30/2007                   12955                       13903
 5/31/2007                   13681                       14625
 6/30/2007                   14564                       15667
 7/31/2007                   15160                       16702
 8/31/2007                   14756                       16701
 9/30/2007                   17022                       19525
10/31/2007                   19451                       22478
11/30/2007                   18117                       21057
12/31/2007                   18273                       21356
 1/31/2008                   15647                       18063
 2/29/2008                   16857                       19535
 3/31/2008                   15042                       17836


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                  3/31/08
--------------------------------------------------
1-Year                                    +19.81%
Since Inception (6/1/06)                  +28.21%

                                  [LINE CHART]

                            CLASS C (6/1/06-3/31/08)

                      TEMPLETON BRIC FUND         MSCI BRIC EQUITY INDEX 6
---------------------------------------------------------------------------
 6/1/2006                    10000                       10000
 6/30/2006                   10330                       10340
 7/31/2006                   10530                       10526
 8/31/2006                   10710                       10859
 9/30/2006                   10660                       10823
10/31/2006                   11270                       11477
11/30/2006                   12110                       12474
12/31/2006                   12854                       13426
 1/31/2007                   12934                       13158
 2/28/2007                   12562                       12734
 3/31/2007                   13044                       13371
 4/30/2007                   13657                       13903
 5/31/2007                   14416                       14625
 6/30/2007                   15342                       15667
 7/31/2007                   15962                       16702
 8/31/2007                   15535                       16701
 9/30/2007                   17905                       19525
10/31/2007                   20449                       22478
11/30/2007                   19034                       21057
12/31/2007                   19193                       21356
 1/31/2008                   16429                       18063
 2/29/2008                   17677                       19535
 3/31/2008                   15759                       17836

                               9 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND IS A NONDIVERSIFIED FUND. IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, WHICH MAY RESULT IN GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES. ALL INVESTMENTS IN EMERGING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.

                               10 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                               11 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                       VALUE 10/1/07        VALUE 3/31/08     PERIOD * 10/1/07-3/31/08
-----------------------------------------------------------------------------------------------------------------
Actual                                             $  1,000        $    1,217.10               $  11.86
Hypothetical (5% return before expenses)           $  1,000        $    1,014.30               $  10.78

CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                             $  1,000        $    1,208.10               $  15.46
Hypothetical (5% return before expenses)           $  1,000        $    1,011.00               $  14.08


* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.14% and C: 2.80%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                               12 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                                  YEAR ENDED MARCH 31,
                                                               -------------------------
CLASS A                                                          2008         2007 g
                                                               -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................    $    13.04    $   10.00
                                                               -------------------------
Income from investment operations a:
   Net investment income (loss) b .........................         (0.05)       (0.01)
   Net realized and unrealized gains (losses) .............          2.91         3.12
                                                               -------------------------
Total from investment operations ..........................          2.86         3.11
                                                               -------------------------
Less distributions from:
   Net investment income ..................................            --        (0.05)
   Net realized gains .....................................         (0.42)       (0.02)
   Tax return of capital ..................................         (0.08)          --
                                                               -------------------------
Total distributions .......................................         (0.50)       (0.07)
                                                               -------------------------
Redemption fees ...........................................            -- e         -- e
                                                               -------------------------
Net asset value, end of year ..............................    $    15.40    $   13.04
                                                               -------------------------
Total return c ............................................         21.71%       31.12%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .........          2.09%        2.19%
Expenses net of waiver and payments by affiliates .........          2.09% f      2.15% f
Net investment income (loss) ..............................         (0.27)%      (0.11)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $  645,417    $ 212,714
Portfolio turnover rate ...................................         40.49%       28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 1, 2006 (commencement of operations) to March 31, 2007.

13 | Annual Report | The accompanying notes are an integral part of these
                             financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

                                                                    YEAR ENDED MARCH 31,
                                                                 ----------------------------
CLASS C                                                              2008          2007 g
                                                                 ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................    $       12.99    $   10.00
                                                                 ----------------------------
Income from investment operations a:
   Net investment income (loss) b  ..........................            (0.15)       (0.09)
   Net realized and unrealized gains (losses) ...............             2.88         3.13
                                                                 ----------------------------
Total from investment operations ............................             2.73         3.04
                                                                 ----------------------------
Less distributions from:
   Net investment income ....................................               --        (0.03)
   Net realized gains .......................................            (0.42)       (0.02)
   Tax return of capital ....................................            (0.02)          --
                                                                 ----------------------------
Total distributions .........................................            (0.44)       (0.05)
                                                                 ----------------------------
Redemption fees .............................................               -- e         -- e
                                                                 ----------------------------
Net asset value, end of year ................................    $       15.28    $   12.99
                                                                 ----------------------------

Total return c ...............................................           20.81%       30.44%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ...........             2.75%        2.84%
Expenses net of waiver and payments by affiliates ...........             2.75% f      2.80% f
Net investment income (loss) ................................            (0.93)%      (0.76)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................    $     196,535    $  70,021
Portfolio turnover rate .....................................            40.49%       28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 1, 2006 (commencement of operations) to March 31, 2007.

14 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2008

     TEMPLETON BRIC FUND                                                  INDUSTRY                       SHARES         VALUE
-----------------------------------------------------   --------------------------------------------   -----------   --------------
     LONG TERM INVESTMENTS 94.5%
     COMMON STOCKS 70.2%
     BRAZIL 5.7%
     AES Tiete SA ...................................   Independent Power Producers & Energy Traders   141,069,390    $ 5,456,476
     Companhia de Bebidas das Americas (AmBev) ......                  Beverages                           143,359      9,506,128
     Companhia Energetica de Minas Gerais ...........               Electric Utilities                     321,550      5,033,514
     Energias do Brasil SA ..........................               Electrical Equipment                    14,897        222,172
     Localiza Rent a Car SA .........................                  Road & Rail                       1,055,260     10,037,509
     Porto Seguro SA ................................                   Insurance                        1,376,469     13,946,861
   a Wilson Sons Ltd., BDR ..........................         Transportation Infrastructure                273,113      3,093,752
 a,b Wilson Sons Ltd., BDR, 144A ....................         Transportation Infrastructure                 79,487        900,408
                                                                                                                     --------------
                                                                                                                       48,196,820
                                                                                                                     --------------

     CHINA 29.7%
     Aluminum Corp. of China Ltd., H ................                   Metals & Mining                  7,960,000     12,864,109
   b Aluminum Corp. of China Ltd., H, 144A ..........                   Metals & Mining                    800,000      1,292,875
     Baoye Group Co. Ltd., H ........................             Construction & Engineering             1,709,375      1,045,274
     China International Marine Containers (Group)
        Co. Ltd., B .................................                       Machinery                    4,760,794      8,134,241
     China Mobile Ltd. ..............................          Wireless Telecommunication Services       2,371,500     35,279,117
     China Netcom Group Corp. (Hong Kong) Ltd. ......         Diversified Telecommunication Services     5,627,500     16,193,829
     China Petroleum and Chemical Corp., H ..........              Oil, Gas & Consumable Fuels          40,653,000     34,781,863
     China Shenhua Energy Co. Ltd., H ...............              Oil, Gas & Consumable Fuels           1,508,500      6,026,869
     China Shipping Container Lines Co. Ltd., H .....                         Marine                    19,736,150      7,479,464
     China Telecom Corp. Ltd., H ....................        Diversified Telecommunication Services     21,568,000     13,521,215
     China Unicom Ltd. ..............................          Wireless Telecommunication Services       1,966,000      4,136,980
     Chiwan Wharf Holdings Ltd., B ..................             Transportation Infrastructure          1,908,150      2,765,080
     CNOOC Ltd. .....................................              Oil, Gas & Consumable Fuels          20,162,000     29,786,362
     Cosco Pacific Ltd. .............................             Transportation Infrastructure          5,426,000     10,581,265
     Datang International Power Generation Co. Ltd.,
        H ...........................................   Independent Power Producers & Energy Traders       926,000        491,300
     Denway Motors Ltd. .............................                      Automobiles                   2,424,000      1,027,620
     Dongfang Electric Co. Ltd., H ..................                  Electrical Equipment                117,000        473,459
     Dongfeng Motor Corp., H.........................                      Automobiles                   1,144,000        514,375
     Huadian Power International Corp. Ltd., H ......   Independent Power Producers & Energy Traders     5,898,000      1,469,916
     Huaneng Power International Inc., H ............   Independent Power Producers & Energy Traders     1,118,000        848,819
     Jiangling Motors Corp. Ltd., B .................                      Automobiles                   2,908,000      3,014,768
     PetroChina Co. Ltd., H .........................              Oil, Gas & Consumable Fuels          30,414,000     37,977,452
     Shanghai Prime Machinery Co. Ltd., H ...........                       Machinery                   13,380,000      3,489,299
   a Soho China Ltd. ................................          Real Estate Management & Development     14,189,000      9,551,445
 a,b Soho China Ltd., 144A ..........................          Real Estate Management & Development        348,500        234,596
     Travelsky Technology Ltd., H ...................                      IT Services                   1,518,000      1,129,110
     Yanzhou Coal Mining Co. Ltd., H ................              Oil, Gas & Consumable Fuels           4,452,000      6,302,644
                                                                                                                     --------------
                                                                                                                      250,413,346
                                                                                                                     --------------

     HONG KONG 1.3%
     China Infrastructure Machinery Holdings Ltd. ...                       Machinery                    8,249,000      6,156,919
     Road King Infrastructure Ltd. ..................             Transportation Infrastructure          2,290,716      2,574,929
     Wasion Meters Group Ltd. .......................                  Electrical Equipment              2,072,000        851,777
   b Wasion Meters Group Ltd., 144A .................                  Electrical Equipment              3,116,000      1,280,954
                                                                                                                     --------------
                                                                                                                       10,864,579
                                                                                                                     --------------

                               15 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

     TEMPLETON BRIC FUND                                                 INDUSTRY                        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     INDIA 13.4%
   a Ashok Leyland Ltd. .............................                     Machinery                      9,785,037   $  8,628,824
   a Bharti Airtel Ltd. .............................        Wireless Telecommunication Services           822,596     16,975,932
     Dr. Reddy's Laboratories Ltd. ..................                  Pharmaceuticals                     179,920      2,656,101
     Federal Bank Ltd. ..............................                  Commercial Banks                    630,308      3,405,836
 a,c Grasim Industries Ltd. .........................               Construction Materials                  37,000      2,379,813
     Great Eastern Shipping Co. Ltd. ................            Oil, Gas & Consumable Fuels               106,723      1,000,978
     Hero Honda Motors Ltd. .........................                    Automobiles                       276,552      4,768,328
   a Hindalco Industries Ltd. .......................                  Metals & Mining                     717,646      2,953,589
     JK Cements Ltd. ................................               Construction Materials                 272,290      1,108,750
     Karnataka Bank Ltd. ............................                  Commercial Banks                    678,782      3,390,519
     Maruti Suzuki India Ltd. .......................                    Automobiles                       363,712      7,537,279
     Oil & Natural Gas Corp. Ltd. ...................            Oil, Gas & Consumable Fuels               730,350     17,904,796
   c Peninsula Land Ltd. ............................          Textiles, Apparel & Luxury Goods          4,174,844      9,318,569
   a Reliance Industries Ltd. .......................            Oil, Gas & Consumable Fuels               288,600     16,326,123
     Sesa Goa Ltd. ..................................                  Metals & Mining                      70,397      5,505,052
     Shipping Corp. of India Ltd. ...................                       Marine                       1,303,306      6,449,786
     Steel Authority of India Ltd. ..................                  Metals & Mining                     610,251      2,816,484
                                                                                                                     --------------
                                                                                                                      113,126,759
                                                                                                                     --------------
     KAZAKHSTAN 0.4%
 a,b Alliance Bank JSC, GDR, 144A ...................           Diversified Financial Services             136,000        727,600
 a,d Alliance Bank JSC, GDR, Reg S ..................           Diversified Financial Services             432,780      2,315,373
                                                                                                                     --------------
                                                                                                                        3,042,973
                                                                                                                     --------------
     RUSSIA 18.7%
   d Evraz Group SA, GDR, Reg S .....................                  Metals & Mining                     180,454     15,464,908
     Gazprom OAO, ADR ...............................            Oil, Gas & Consumable Fuels             1,122,523     56,855,790
     LUKOIL, ADR ....................................            Oil, Gas & Consumable Fuels                12,300      1,045,808
     LUKOIL, ADR (London Exchange) ..................            Oil, Gas & Consumable Fuels                67,900      5,819,030
     Mining and Metallurgical Co. Norilsk
        Nickel, ADR .................................                  Metals & Mining                   1,099,000     30,579,675
   d Novolipetsk Steel, GDR, Reg S ..................                  Metals & Mining                      59,138      2,512,182
     OAO TMK, GDR ...................................            Energy Equipment & Services               367,030     11,899,113
   a PIK Group, GDR .................................                 Household Durables                    90,160      2,240,476
   c Sberbank RF ....................................                  Commercial Banks                  5,279,750     16,525,618
     TGC-5 JSC ......................................   Independent Power Producers & Energy Traders    81,875,798         67,548
     TNK-BP .........................................            Oil, Gas & Consumable Fuels             2,369,000      3,956,230
   a Unified Energy Systems .........................                 Electric Utilities                 4,059,473      4,217,792
     Vsmpo-Avisma Corp. .............................                  Metals & Mining                       9,032      2,049,532
   a VTB Bank OJSC, GDR .............................                  Commercial Banks                    356,000      2,573,880
 a,b VTB Bank OJSC, GDR, 144A .......................                  Commercial Banks                     57,828        418,096
   a South-Ural Nickel Factory ......................                  Metals & Mining                       1,038      1,168,269
                                                                                                                     --------------
                                                                                                                      157,393,947
                                                                                                                     --------------

     UNITED STATES 1.0%
   a CTC Media Inc. .................................                      Media                           293,100      8,133,525
                                                                                                                     --------------
     TOTAL COMMON STOCKS (COST $ 613,292,134)........                                                                 591,171,949
                                                                                                                     --------------

                               16 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND                                             INDUSTRY                                 SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
PREFERRED STOCKS 24.3%
BRAZIL 24.3%
Banco Bradesco SA, ADR, pfd. ........................                  Commercial Banks                    576,500   $ 16,003,640
Companhia Paranaense de Energia-Copel, ADR,
 pfd. ...............................................    Independent Power Producers & Energy Traders      502,600      8,207,458
Companhia Vale do Rio Doce, ADR, pfd., A ............                   Metals & Mining                  2,745,900     80,042,985
Marcopolo SA, pfd. ..................................                      Machinery                       271,850        889,789
Metalurgica Gerdau SA, pfd. .........................                   Metals & Mining                    125,700      5,230,494
Petroleo Brasileiro SA, ADR, pfd ....................             Oil, Gas & Consumable Fuels              844,000     71,478,360
Unibanco - Uniao de Bancos Brasileiros SA, GDR,
 pfd. ...............................................                  Commercial Banks                    192,600     22,464,864
                                                                                                                     --------------

TOTAL PREFERRED STOCKS (COST $151,189,096) ..........                                                                204,317,590
                                                                                                                     --------------
TOTAL LONG TERM INVESTMENTS
     (COST $764,481,230) ............................                                                                 795,489,539
                                                                                                                     --------------

                                                        PRINCIPAL AMOUNT
                                                        ----------------
  SHORT TERM INVESTMENTS 5.3%
  U.S. GOVERNMENT AND AGENCY SECURITIES 5.3%

e FHLB, 4/01/08 .....................................   $     24,855,000      24,855,000
e FHLB, 9/15/08 .....................................         20,000,000      19,816,760
                                                                            --------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $ 44,662,631) ..........................                         44,671,760
                                                                            --------------
  TOTAL INVESTMENTS (COST $ 809,143,861)
      99.8% .........................................                        840,161,299
  OTHER ASSETS, LESS LIABILITIES 0.2% ...............                          1,790,993
                                                                            --------------
  NET ASSETS 100.0% .................................                       $841,952,292
                                                                            --------------

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

FHLB - Federal Home Loan Bank

GDR - Global Depository Receipt

a Non-income producing for the twelve months ended March 31, 2008.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Directors. At March 31, 2008, the aggregate value of these securities were $4,854,529, representing 0.58% of net assets.

c A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2008, the aggregate value of these securities was $20,292,463 representing 2.41% of net assets.

e The security is traded on a discount basis with no stated coupon rate.

17 | Annual Report | The accompanying notes are an integral part of these
                                financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

                                                                                    TEMPLETON
                                                                                    BRIC FUND
                                                                                --------------------
Assets:
   Investments in securities:
     Cost ..................................................................    $      809,143,861
                                                                                --------------------
     Value .................................................................    $      840,161,299
   Cash ....................................................................                54,027
   Foreign currency, at value (cost $ 591,596) .............................               591,596
   Receivables:
     Investment securities sold ............................................            10,067,595
     Capital shares sold ...................................................             4,036,760
     Dividends .............................................................             1,218,992
     Foreign tax ...........................................................                 5,999
     Affiliates ............................................................                 6,746
                                                                                --------------------
        Total assets .......................................................           856,143,014
                                                                                --------------------
Liabilities:
   Payables:
     Investment securities purchased .......................................            10,331,050
     Capital shares redeemed ...............................................             1,638,763
     Affiliates ............................................................             1,964,745
   Accrued expenses and other liabilities ..................................               256,164
                                                                                --------------------
        Total liabilities ..................................................            14,190,722
                                                                                --------------------
          Net assets, at value .............................................    $      841,952,292
                                                                                --------------------

Net assets consist of:
   Paid-in capital .........................................................    $      818,725,863
   Undistributed net investment income (loss) ..............................              (759,352)
   Net unrealized appreciation (depreciation) ..............................            31,001,777
   Accumulated net realized gain (loss) ....................................            (7,015,996)
                                                                                --------------------
          Net assets, at value .............................................    $      841,952,292
                                                                                --------------------

CLASS A:

   Net assets, at value ....................................................    $      645,417,014
                                                                                --------------------
   Shares outstanding ......................................................            41,898,400
                                                                                --------------------
   Net asset value per share  a ............................................    $            15.40
                                                                                --------------------
   Maximum offering price per share (net asset value per share / 94.25%) ...    $            16.34
                                                                                --------------------

CLASS C:

   Net assets, at value ....................................................    $      196,535,278
                                                                                --------------------
   Shares outstanding ......................................................            12,858,822
                                                                                --------------------
   Net asset value and maximum offering price per share a ..................    $            15.28
                                                                                --------------------


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

18 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
for the year March 31, 2008


                                                                                             TEMPLETON
                                                                                             BRIC FUND
                                                                                       --------------------
Investment income:
   Dividends (net of foreign taxes of $  720,340) ...............................      $       10,701,368
   Interest .....................................................................                 808,857
                                                                                       --------------------
        Total investment income .................................................              11,510,225
                                                                                       --------------------
Expenses:

   Management fees (Note 3a) ....................................................               7,895,146
   Administrative fees (Note 3b) ................................................               1,263,223
   Distribution fees: (Note 3c)
     Class A ....................................................................               1,653,739
     Class C ....................................................................               1,537,093
   Transfer agent fees (Note 3e) ................................................               1,083,443
   Custodian fees (Note 4) ......................................................                 366,291
   Reports to shareholders ......................................................                 180,394
   Registration and filing fees .................................................                 150,159
   Professional fees ............................................................                  66,900
   Trustees' fees and expenses ..................................................                  41,484
   Amortization of offering costs ...............................................                   6,826
   Excise tax ...................................................................                  11,786
   Other ........................................................................                  15,975
                                                                                       --------------------
        Total expenses ..........................................................              14,272,459
                                                                                       --------------------
        Expense reductions (Note 4) .............................................                 (17,606)
                                                                                       --------------------
           Net expenses .........................................................              14,254,853
                                                                                       --------------------
               Net investment loss ..............................................              (2,744,628)
                                                                                       --------------------

Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments (net of foreign taxes $155,262) ................................               5,883,520
     Foreign currency transactions ..............................................                  20,935
     Swap agreements ............................................................                  (5,108)
                                                                                       --------------------
               Net realized gain (loss) .........................................               5,899,347
                                                                                       --------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ................................................................               8,475,863
     Translation of assets and liabilities denominated in foreign currencies ....                  39,226
                                                                                       --------------------
              Net change in unrealized appreciation (depreciation) ..............               8,515,089
                                                                                       --------------------
Net realized and unrealized gain (loss) .........................................              14,414,436
                                                                                       --------------------
Net increase (decrease) in net assets resulting from operations .................      $       11,669,808
                                                                                       --------------------

19 | Annual Report | The accompanying notes are an integral part of these
                                financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                TEMPLETON BRIC FUND
                                                                                     ----------------------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                                     ----------------------------------------------
                                                                                              2008                    2007 a
                                                                                     ----------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ...............................................    $          (2,744,628)   $          (251,093)
     Net realized gain (loss) from investments and foreign currency
        transactions ............................................................                5,899,347              5,378,822
     Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
        currencies ..............................................................                8,515,089             22,486,688
                                                                                     ----------------------------------------------
          Net increase (decrease) in net assets resulting from operations .......               11,669,808             27,614,417
                                                                                     ----------------------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A .................................................................                       --               (496,890)
        Class C .................................................................                       --                (87,817)
     Net realized gain:
        Class A .................................................................              (11,561,885)              (174,038)
        Class C .................................................................               (3,782,034)               (45,927)
     Tax return of capital:
        Class A .................................................................               (2,853,836)                    --
        Class C .................................................................                 (272,574)                    --
                                                                                     ----------------------------------------------
   Total distribution to shareholders ...........................................              (18,470,329)              (804,672)
                                                                                     ----------------------------------------------
   Capital share transactions: (Note 2)
        Class A .................................................................              439,332,610            191,362,402
        Class C .................................................................              126,631,290             64,559,534
                                                                                     ----------------------------------------------
   Total capital share transactions .............................................              565,963,900            255,921,936
                                                                                     ----------------------------------------------
   Redemption fees ..............................................................                   54,439                  2,793
                                                                                     ----------------------------------------------
          Net increase (decrease) in net assets .................................              559,217,818            282,734,474
Net assets:
   Beginning of year ............................................................              282,734,474                     --
                                                                                     ----------------------------------------------
   End of year ..................................................................    $         841,952,292    $       282,734,474
                                                                                     ----------------------------------------------
Undistributed net investment loss (distributions in excess of net investment income) included in net assets:
   End of year ..................................................................    $            (759,352)   $           (66,570)
                                                                                     ----------------------------------------------

a For the period ended June 1, 2006 (commencement of operations) to March 31, 2007.

20 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton BRIC Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers two classes of shares:
Class A and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and

                               21 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

a. SECURITY VALUATION (CONTINUED)

duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                               22 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. TOTAL RETURN SWAPS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

f. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

                               23 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

h. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

                               24 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

k. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED MARCH 31,
                                                          --------------------------------------------------------------------
                                                                       2008                              2007 a
                                                          --------------------------------------------------------------------
                                                            SHARES             AMOUNT            SHARES            AMOUNT
                                                          --------------------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................................      35,367,141     $    598,959,030      17,657,078     $ 207,868,507
   Shares issued in reinvestment of
     distributions ..................................         745,266           13,186,492          45,781           567,225
   Shares redeemed ..................................     (10,523,866)        (172,812,912)     (1,393,000)      (17,073,330)
                                                          --------------------------------------------------------------------
   Net increase (decrease) ..........................      25,588,541     $    439,332,610      16,309,859     $ 191,362,402
                                                          --------------------------------------------------------------------
CLASS C SHARES:
   Shares sold ......................................       9,987,204     $    167,831,309       5,661,585     $  67,871,827
   Shares issued in reinvestment of
     distributions ..................................         193,653            3,361,377           8,967           110,825
   Shares redeemed ..................................      (2,713,735)         (44,561,396)       (278,852)       (3,423,118)
                                                          --------------------------------------------------------------------
   Net increase (decrease) ..........................       7,467,122     $    126,631,290       5,391,700     $  64,559,534
                                                          --------------------------------------------------------------------

a For the period June 1, 2006 (commencement of operations) to March 31, 2007.

                               25 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
-------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

a. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE             NET ASSETS
-------------------------------------------------------------------------------------------
1.250%                          Up to and including $1 billion
1.200%                          Over $1 billion, up to and including $5 billion
1.150%                          Over $5 billion, up to and including $10 billion
1.100%                          Over $10 billion, up to and including $15 billion
1.050%                          Over $15 billion, up to and including $20 billion
1.000%                          In excess of $20 billion

b. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ....................................................     0.35%
Class C ....................................................     1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of March 1, 2008 through January 31, 2009.

                               26 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ............................. $ 1,693,443
Contingent deferred sales charges retained ................. $   108,688

e. TRANSFER AGENT FEES

For the year ended March 31, 2008, the Fund paid transfer agent fees of $1,083,443, of which $573,289 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, realized currency losses, and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses, realized currency losses, and ordinary income losses of $5,028,913, $50,503, and $284,931, respectively.

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                                      2008              2007
                                                  -------------------------------
Distributions paid from:
   Ordinary income ...........................    $  14,888,232    $    804,672
   Long term capital gain ....................          455,687              --
                                                  -------------------------------
                                                     15,343,919         804,672
   Return of capital .........................        3,126,410              --
                                                  -------------------------------
                                                  $  18,470,329    $    804,672
                                                  -------------------------------

                               27 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

5. INCOME TAXES (CONTINUED)

The return of capital at fiscal year end resulted from distributions made in December 2007 in compliance with the requirements of the excise tax rules. The excise tax distribution requirements differ from the the fiscal year distribution requirements under Subchapter M of the Internal Revenue Code.

At March 31, 2008, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ................................    $    811,554,862
                                                        -----------------
Unrealized appreciation ............................    $    111,986,614
Unrealized depreciation ............................         (83,380,177)
                                                        -----------------
Net unrealized appreciation (depreciation) .........    $     28,606,437
                                                        -----------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $761,892,876 and $247,650,194, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At March 31, 2008 the Fund had 30.0%, 18.7%, 31.0%, and 13.4% of its net assets invested in Brazil, Russia, the China Region (including China, Hong Kong, and Taiwan), and India, respectively.

                               28 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                               29 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON BRIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

                               30 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TAX DESIGNATION (UNAUDITED)

TEMPLETON BRIC FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $632,332 as a long term capital gain dividend for the fiscal year ended March 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,100,798 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,162,002 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2008. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                               31 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                                POSITION  TIME SERVED  BY BOARD MEMBER *        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                    Trustee   Since 1994   143                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)                     Trustee   Since        28                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                               January 2008                          Allied Capital Corporation (financial
Suite 2100                                                                                 services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)                   Trustee   Since 2001   21                       Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                     Nuinsco Resources Limited (mineral
Suite 2100                                                                                 exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                             Bank & Trust Limited (financial
                                                                                           services), C.A. Bancorp Inc. (financial
                                                                                           services), Victory Nickel Inc. (mineral
                                                                                           exploration), ABACO Markets Limited
                                                                                           (retail distributors) and Belize
                                                                                           Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------

                               32 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED     BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)            Lead          Trustee since   143                       Hess Corporation (exploration and
500 East Broward Blvd.             Independent   1996 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                         Trustee       Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                   Trustee since                             products), RTI International Metals,
                                                 December 2007                             Inc. (manufacture and distribution
                                                                                           of titanium), Canadian National
                                                                                           Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

DAVID W. NIEMIEC (1949)            Trustee       Since 2006      21                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                     and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                 (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------------------------------------

FRANK A. OLSON (1932)              Trustee       Since 2003      143                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                     refining of oil and gas) and Sentient
Suite 2100                                                                                 Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------

LARRY D. THOMPSON (1945)           Trustee       Since 2006      143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D. TSERETOPOULOS       Trustee       Since 2001      21                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

                               33 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER *          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)              Trustee           Since 2006          35                         El Oro and Exploration Co.,
500 East Broward Blvd.                                                                              p.l.c. (investments) and ARC
Suite 2100                                                                                          Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                      (wireless components and network
                                                                                                    products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER *          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
** CHARLES B. JOHNSON (1933)       Trustee,          Trustee and         143                        None
One Franklin Parkway               Chairman of       Vice President
San Mateo, CA 94403-1906           the Board and     since 1994 and
                                   Vice President    Chairman of the
                                                     Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

** GREGORY E. JOHNSON (1961)       Trustee           Since 2006          94                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.;  President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (1952)              Chief             Chief Compliance    Not Applicable             Not Applicable
One Franklin Parkway               Compliance        Officer since 2004
San Mateo, CA 94403-1906           Officer and       and Vice President
                                   Vice President    -  AML Compliance
                                    -  AML           since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------

LAURA F. FERGERSON (1962)          Chief Financial   Since               Not Applicable             Not Applicable
One Franklin Parkway               Officer and       February 2008
San Mateo, CA 94403-1906           Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
----------------------------------------------------------------------------------------------------------------------------------

                               34 | Annual Report

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                          LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                                  POSITION        TIME SERVED     BY BOARD MEMBER *        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947)                      Vice President  Since           Not Applicable           Not Applicable
500 East Broward Blvd.                                       February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (1947)                         Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (1940)                Vice President  Since 1994      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (1940)                           Vice President  Since 1994      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

ROBERT C. ROSSELOT (1960)                    Secretary       Since 2004      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

GREGORY R. SEWARD (1956)                     Treasurer       Since 2004      Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
---------------------------------------------------------------------------------------------------------------------------------

                               35 | Annual Report

                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                          LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                                 POSITION         TIME SERVED    BY BOARD MEMBER *        OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                        Vice President   Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (1951)                      Senior Vice      Since          Not Applicable           Not Applicable
500 East Broward Blvd.                      President and    February 2008
Suite 2100                                  Chief Executive
Fort Lauderdale, FL 33394-3091              Officer  -
                                            Finance and
                                            Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey,
Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                               36 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton BRIC Fund, one of the separate funds comprising the Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment

                               37 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals to the extent applicable. The Lipper report for the Fund showed performance of its Class A shares for 2007 (the Fund's first full year of operation) in comparison with a Lipper performance universe consisting of all retail and institutional emerging market funds. The Lipper report showed such Fund's total return during 2007 was in the highest quintile of such universe and the Board was satisfied with this performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the

                               38 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed that its contractual investment management fee rate was 20 basis points higher than the median of the Lipper expense group and its actual total expense rate was 12 basis points above the median for such expense group. The Board found the expenses of the Fund to be acceptable in view of the performance of the Fund and the experience and depth of its portfolio managers and research staff.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the

                               39 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for Templeton BRIC Fund provides a fee of 1.25% on the first $1 billion of net assets, and 1.2% on the next $4 billion of Fund assets, with breakpoints continuing thereafter until reaching a level of 1% on net assets in excess of $20 billion. The Fund pays a separate 0.20% administrative fee and had net assets of approximately $933 million at December 31, 2007. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

                               40 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON BRIC FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               41 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

        [LOGO]

FRANKLIN TEMPLETON                  One Franklin Parkway
     INVESTMENTS                  San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON BRIC FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

                                    [PHOTO]

                                                                 MARCH 31 , 2008
                                                    ----------------------------
                                                    A series of Templeton Global
                                                    Investment Trust

 ANNUAL REPORT AND SHAREHOLDER LETTER                            INTERNATIONAL

                           TEMPLETON EMERGING MARKETS
                                 SMALL CAP FUND

WANT TO RECEIVE THIS DOCUMENT

FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                   [PICTURE]

Annual Report

Templeton Emerging Markets
Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS:Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies (market capitalization between $100 million and $1 billion at the time of initial purchase) located in emerging market countries, as defined in the Fund's prospectus.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This annual report for Templeton Emerging Markets Small Cap Fund covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Emerging Markets Small Cap Fund - Class A posted a cumulative total return of +4.41%. The Fund's total assets grew rapidly during the period, starting at US$48 million and closing the period at US$108 million. The inflows were systematically invested into emerging markets using our time-tested bottom-up, value-oriented, long-term approach, which often meant that we were buying stocks that were out of favor at the point of purchase and trading at discounts to our assessment of their intrinsic values. Consistent with our strategy, we believe that over the next five years or so, these stocks have the potential for favorable returns. The high rate of investment inflows during the period resulted in a relatively high average cash position (short-term investments and other net assets). This had a negative impact on the Fund's relative performance. For comparison, during the same period the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, posted a +21.65% cumulative total return. (1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.

                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/08

[PERFORMANCE GRAPH]

ECONOMIC AND MARKET OVERVIEW

Emerging market equities started the 12-month reporting period on an upbeat note as most markets recorded positive returns. After reaching a record high at the end of October 2007, fears of a U.S. recession and its possible impact on emerging markets, coupled with global credit concerns, led to market correc-tions and eliminated part of the gains recorded earlier in the period. A robust economic environment, surging money supply, rising commodity prices, stronger emerging market currencies, improved corporate earnings and significant fund inflows supported many emerging stock markets. In addition, emerging market countries benefited from large fiscal reserves and strong economic trends. We were confident that emerging markets appeared to be in a much better position to weather a U.S. economic slowdown than in the past.

Among emerging markets countries, Latin American markets were top performers as stronger regional currencies, higher commodity prices and greater demand for metals and soft commodities supported resource producers such as Brazil. In Asia, the top performing markets included China, India, Indonesia, Pakistan and Thailand. China and India continued to benefit from strong economic growth, a large consumer base and large foreign reserves. South Korea, on the other hand, underperformed its regional peers despite posting double-digit returns during the period. In Europe, the Russian market benefited from high prices for Russian commodity exports, robust foreign direct investment inflows and strong economic growth. Turkey and South Africa, however, recorded declines during the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value, cash flow potential, price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the 12 months under review, the Fund's allocations to India, Egypt and Thailand contributed to absolute performance. Among Indian stocks, paper producer Ballarpur Industries and shipping services provider Great Eastern Shipping appreciated substantially in value. The Indian market continued to benefit from an improving economic environment and strong foreign investment inflows. Other notable contributors to the Fund included

4 | Annual Report

Thailand's Delta Electronics, a global leader in the power supply market, and Egyptian companies, EFIC (Egyptian Financial and Industrial), a major phos-phate fertilizer producer, and EIPICO (Egyptian International Pharmaceutical Industries), the country's largest pharmaceuticals company.

Sectors that had a positive impact on absolute performance included materials, software and services, and energy.(2) In addition to the holdings mentioned, HCL Infosystems, one of India's top information technology (IT) groups, Sohu.com, one of China's top three Internet portals, Acron, a major Russian nitrogen fertilizer producer, and Pakistan State Oil, the country's largest oil-marketing company, were key contributors to performance in these sectors. We sold the Fund's positions in Acron and Sohu.com by period-end.

Among the largest detractors from Fund performance during the 12 months under review were positions in South Korean and South African companies. Fund holdings of Avista, a South Korean women's apparel company, and Lewis Group, a South African home furnishing retailer, declined in value during the reporting period. Confident of their fundamentals, we used the price declines as an opportunity to increase our holdings in those stocks. In terms of industries, investments in consumer durables and apparel, capital goods and transportation had a negative impact on performance.(3) Some detractors in these sectors included Trakya Cam Sanayii, Turkey's only flat glass producer, and South American industrial marine shipping company Ultrapetrol Bahamas.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

2. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The software and services sector comprises IT services and software in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

3. The consumer durables and apparel sector comprises household durables; leisure equipment and products; and textiles, apparel and luxury goods in the SOI. The capital goods sector comprises building products, electrical equipment, industrial conglomerates and machinery in the SOI. The transportation sector comprises marine and transportation infrastructure in the SOI.

TOP 10 EQUITY HOLDINGS
3/31/08

COMPANY                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                              NET ASSETS
----------------------------------------              -----------
Bank of Punjab                                           3.6%
   Commercial Banks, Pakistan

EFIC (Egyptian Financial and
Industrial Co.)                                          2.7%
   Chemicals, Egypt

Pakistan State Oil Co. Ltd.                              2.7%
   Oil, Gas & Consumable Fuels, Pakistan

HCL Infosystems Ltd.                                     2.5%
   IT Services, India

EIPICO (Egyptian International

Pharmaceutical Industries Co.)                           2.1%
   Pharmaceuticals, Egypt

Great Eastern Shipping Co. Ltd.                          2.0%
   Oil, Gas & Consumable Fuels, India

Federal Bank Ltd.                                        2.0%
   Commercial Banks, India

Techmex SA                                               1.9%
   Electronic Equipment & Instruments,
   Poland

Indus Motor Co. Ltd.                                     1.8%
   Automobiles, Pakistan

TK Corp.                                                 1.6%
   Machinery, South Korea

                                                               Annual Report | 5

In the 12 months under review, the Fund made significant purchases in Asia, more specifically in South Korea, Pakistan, India and China, including Hong Kong-listed China H shares. (4) Key purchases included Avista; Bank of Punjab, a fast-growing Pakistani bank; Federal Bank, an Indian regional bank; Hongguo International Holdings, a ladies footwear manufacturer and retailer in China; and Shanghai Prime Machinery, a leading integrated manufacturer of precision parts, components and accessories for industrial use.

In Africa, the Fund made key purchases in Egyptian and South African stocks including the aforementioned EFIC, EIPICO and Lewis Group. In the European region, we added select stocks from Turkey, Ukraine and Russia. The Fund's largest investments in the region included Trakya Cam Sanayii; XXI Century Investments, one of Ukraine's premier real estate development and property management companies; and Chelyabinsk Zinc Plant, a dominant Russian zinc producer.

These purchases subsequently increased the Fund's exposure to the building products; metals and mining; oil, gas and consumable fuels; and textile, apparel and luxury goods industries. We also increased the Fund's exposure to the banks sector and diversified financials industry due to greater demand for financial services and, in our opinion, the potential for restructuring and reforms in emerging markets. (5) In addition, higher commodity prices and strong demand for energy and metals led us to invest in related industries. Property and infrastructure development as well as growing consumer demand also remained prominent themes in the portfolio.

Conversely, we sold some positions in Hong Kong, Oman, Indonesia and Taiwan as they reached our sell price targets. These sales subsequently reduced investments in the Internet software and services, multi-sector holdings, and paper and forest products industries.

4. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. China H shares are traded on the Hong Kong Stock Exchange.

5. The banks sector comprises commercial banks, and thrifts and mortgage finance in the SOI.

6 | Annual Report

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

[PHOTO OF MARK MOBIUS]   -s- Mark Mobius
                         -------------------------------
                         Mark Mobius

[PHOTO OF DENNIS LIM]    -s- Dennis Lim
                         -------------------------------
                         Dennis Lim

[PHOTO OF TOM WU]        -s- Tom Wu
                         -------------------------------
                         Tom Wu

                         Portfolio Management Team
                         Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 7

Performance Summary as of 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMMX)                                CHANGE          3/31/08         3/31/07
--------------------------------                       -------         -------        --------
Net Asset Value (NAV)                                  -$ 0.18         $ 11.32        $  11.50
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                           $  0.1151
Short-Term Capital Gain                   $  0.6374
Long-Term Capital Gain                    $  0.0096
   TOTAL                                  $  0.7621

CLASS C (SYMBOL: TCEMX)                                CHANGE          3/31/08         3/31/07
--------------------------------                       -------         -------        --------
Net Asset Value (NAV)                                  -$ 0.20         $ 11.26        $  11.46
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                           $  0.0612
Short-Term Capital Gain                   $  0.6374
Long-Term Capital Gain                    $  0.0096
   TOTAL                                  $  0.7082

CLASS R (SYMBOL: n/a)                                  CHANGE          3/31/08         3/31/07
--------------------------------                       -------         -------        --------
Net Asset Value (NAV)                                  -$ 0.18         $ 11.32        $  11.50
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                           $  0.0864
Short-Term Capital Gain                   $  0.6374
Long-Term Capital Gain                    $  0.0096
   TOTAL                                  $  0.7334

ADVISOR CLASS (SYMBOL: n/a)                            CHANGE          3/31/08         3/31/07
--------------------------------                       -------         -------        --------
Net Asset Value (NAV)                                  -$ 0.17         $ 11.34        $  11.51
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                           $  0.1484
Short-Term Capital Gain                   $  0.6374
Long-Term Capital Gain                    $  0.0096
   TOTAL                                  $  0.7954

8 | Annual Report

PERFORMANCE(1)

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 5.75% maximum initial sales charge; CLASS C: 1% contingent deferred sales charge in first year only; CLASS R/ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                                   1-YEAR          INCEPTION (10/2/06)
--------------------------------------                   --------         --------------------
Cumulative Total Return (2)                                +4.41%                +20.27%
Average Annual Total Return (3)                            -1.58%                 +8.76%
Value of $10,000 Investment (4)                          $ 9,842                $11,336
   Total Annual Operating Expenses (5)
     Without Waiver                       2.50%
     With Waiver                          2.15%

CLASS C                                                    1-YEAR         INCEPTION (10/2/06)
--------------------------------------                   --------         --------------------
Cumulative Total Return (2)                                +3.73%                +19.11%
Average Annual Total Return (3)                            +2.75%                +12.42%
Value of $10,000 Investment (4)                          $10,275                $11,911
   Total Annual Operating Expenses (5)
     Without Waiver                       3.15%
     With Waiver                          2.80%

CLASS R                                                    1-YEAR         INCEPTION (10/2/06)
--------------------------------------                  --------         --------------------
Cumulative Total Return (2)                                +4.18%                +19.94%
Average Annual Total Return (2)                            +4.18%                +12.95%
Value of $10,000 Investment (4)                          $10,418                $11,994
   Total Annual Operating Expenses (5)
     Without Waiver                       2.65%
     With Waiver                          2.30%

ADVISOR CLASS                                              1-YEAR         INCEPTION (10/2/06)
--------------------------------------                  --------         --------------------
Cumulative Total Return (2)                                +4.76%                +20.84%
Average Annual Total Return (3)                            +4.76%                +13.52%
Value of $10,000 Investment (4)                          $10,476                $12,084
   Total Annual Operating Expenses (5)
     Without Waiver                       2.15%
     With Waiver                          1.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

The manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed the amount shown with waiver (other than certain non-routine expenses) for each share class until 7/31/08.

                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                              3/31/08
----------------------------        ----------
1-Year                                -1.58%
Since Inception (10/2/06)             +8.76%

[BAR GRAPH]

AVERAGE ANNUAL TOTAL RETURN

CLASS C                               3/31/08
----------------------------        ----------
1-Year                                 +2.75%
Since Inception (10/2/06)             +12.42%

[BAR GRAPH]

10 | Annual Report

[BAR GRAPH]

AVERAGE ANNUAL TOTAL RETURN

CLASS R                               3/31/08
----------------------------        ----------
1-Year                                 +4.18%
Since Inception (10/2/06)             +12.95%

[BAR GRAPH]

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                         3/31/08
----------------------------        ----------
1-Year                                 +4.76%
Since Inception (10/2/06)             +13.52%

                                                              Annual Report | 11

\
PERFORMANCE SUMMARY (continued)

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Average annual total return represents the average annual change in value of an investment over the period indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

12 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 10/1/07    VALUE 3/31/08  PERIOD* 10/1/07-3/31/08
CLASS A
Actual                                         $ 1,000         $   873.70           $  9.93
Hypothetical (5% return before expenses)       $ 1,000         $ 1,014.25           $ 10.83
CLASS C

Actual                                         $ 1,000         $   870.20           $ 12.91
Hypothetical (5% return before expenses)       $ 1,000         $ 1,011.00           $ 14.08
CLASS R

Actual                                         $ 1,000         $   872.20           $ 10.62
Hypothetical (5% return before expenses)       $ 1,000         $ 1,013.50           $ 11.58
ADVISOR CLASS

Actual                                         $ 1,000         $   875.50           $  8.32
Hypothetical (5% return before expenses)       $ 1,000         $ 1,016.00           $  9.07

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.15%; C: 2.80%; R: 2.30%; and
Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                           YEAR ENDED  PERIOD ENDED
                                                                            MARCH 31,    MARCH 31,
                                                                               2008      2007 (f)
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................   $ 11.50     $  10.00
                                                                           -------     --------
Income from investment operations (a):
   Net investment income (b)............................................      0.17         0.09
   Net realized and unrealized gains (losses) ..........................      0.41         1.43
                                                                           -------     --------
Total from investment operations .......................................      0.58         1.52
                                                                           -------     --------
Less distributions from:
   Net investment income ...............................................     (0.11)       (0.02)
   Net realized gains ..................................................     (0.65)          --
                                                                           -------     --------
Total distributions ....................................................     (0.76)       (0.02)
                                                                           -------     --------
Redemption fees ........................................................        -- (e)       -- (e)
                                                                           -------     --------
Net asset value, end of year ...........................................   $ 11.32     $  11.50
                                                                           =======     ========

Total return (c)........................................................      4.41%       15.19%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments by affiliates and expense
 reductions.............................................................      2.38%        2.82%
Expenses net of waiver and payments by affiliates ......................      2.16%        2.15%
Expenses net of waiver and payments by affiliates and expense
 reductions.............................................................      2.15%        2.15%
Net investment income ..................................................      1.36%        1.54%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................   $80,427     $ 37,774
Portfolio turnover rate ................................................    101.77%       50.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and purchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period October 2, 2006 (commencement of operations) to March 31,
2007.

                     Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                           YEAR ENDED  PERIOD ENDED
                                                                            MARCH 31,    MARCH 31,
                                                                             2008        2007 (f)
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................   $ 11.46      $ 10.00
                                                                           -------      -------
Income from investment operations (a):
   Net investment income (b) ...........................................      0.09         0.04
   Net realized and unrealized gains (losses) ..........................      0.42         1.43
                                                                           -------      -------
Total from investment operations .......................................      0.51         1.47
                                                                           -------      -------
Less distributions from:
   Net investment income ...............................................     (0.06)       (0.01)
   Net realized gains ..................................................     (0.65)          --
                                                                           -------      -------
Total distributions ....................................................     (0.71)       (0.01)
                                                                           -------      -------
Redemption fees ........................................................        -- (e)       -- (e)
                                                                           -------      -------
Net asset value, end of year ...........................................   $ 11.26      $ 11.46
                                                                           =======      =======

Total return (c) .......................................................      3.73%       14.82%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments by affiliates and expense
 reductions ............................................................      3.03%        3.47%
Expenses net of waiver and payments by affiliates ......................      2.81%        2.80%
Expenses net of waiver and payments by affiliates and expense
 reductions ............................................................      2.80%        2.80%
Net investment income ..................................................      0.71%        0.89%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................   $ 24,014     $ 8,196
Portfolio turnover rate ................................................     101.77%      50.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and purchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period October 2, 2006 (commencement of operations) to March 31,
2007.

16 | The accompanying notes are an integral
     part of these financial statements.    | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                           YEAR ENDED  PERIOD ENDED
                                                                            MARCH 31,    MARCH 31,
                                                                              2008       2007 (f)
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................   $ 11.50     $ 10.00
                                                                           -------     -------
Income from investment operations (a):
   Net investment income (b) ...........................................      0.16        0.06
   Net realized and unrealized gains (losses) ..........................      0.39        1.45
                                                                           -------     -------
Total from investment operations .......................................      0.55        1.51
                                                                           -------     -------
Less distributions from:
     Net investment income .............................................     (0.08)      (0.01)
     Net realized gains ................................................     (0.65)         --
                                                                           -------     -------
Total distributions ....................................................     (0.73)      (0.01)
                                                                           -------     -------
Redemption fees ........................................................        -- (e)      -- (e)
                                                                           -------     -------
Net asset value, end of year ...........................................   $ 11.32     $ 11.50
                                                                           =======     =======

Total return (c) .......................................................      4.18%      15.13%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments by affiliates and expense
 reductions .............................................................     2.53%       2.97%
Expenses net of waiver and payments by affiliates ......................      2.31%       2.30%
Expenses net of waiver and payments by affiliates and expense
 reductions ............................................................      2.30%       2.30%
Net investment income ..................................................      1.21%       1.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................   $   197     $   197
Portfolio turnover rate ................................................    101.77%      50.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and purchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period October 2, 2006 (commencement of operations) to March 31,
2007.

                     Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 17

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                           YEAR ENDED  PERIOD ENDED
                                                                            MARCH 31,   MARCH 31,
                                                                               2008     2007 (f)
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................   $ 11.51     $ 10.00
                                                                           -------     -------
Income from investment operations (a):
   Net investment income (b) ...........................................      0.22        0.11
   Net realized and unrealized gains (losses) ..........................      0.41        1.42
                                                                           -------     -------
Total from investment operations .......................................      0.63        1.53
                                                                           -------     -------
Less distributions from:
     Net investment income .............................................     (0.15)      (0.02)
     Net realized gains ................................................     (0.65)         --
                                                                           -------     -------
Total distributions ....................................................     (0.80)      (0.02)
                                                                           -------     -------
Redemption fees ........................................................        -- (e)      -- (e)
                                                                           -------     -------
Net asset value, end of year ...........................................   $ 11.34     $ 11.51
                                                                           =======     =======

Total return (c) .......................................................      4.76%      15.35%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments by affiliates and expense
reductions .............................................................      2.03%       2.47%
Expenses net of waiver and payments by affiliates ......................      1.81%       1.80%
Expenses net of waiver and payments by affiliates and expense
reductions .............................................................      1.80%       1.80%
Net investment income ..................................................      1.71%       1.89%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................   $ 3,351     $ 1,402
Portfolio turnover rate ................................................    101.77%      50.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and purchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period October 2, 2006 (commencement of operations) to March 31,
2007.

 18 | The accompanying notes are an integral
      part of these financial statements.    | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008

TEMPLETON EMERGING MARKETS SMALL CAP FUND                            INDUSTRY                   SHARES      VALUE
    LONG TERM INVESTMENTS 95.1%
    COMMON STOCKS 93.8%
    ARGENTINA 1.1%
(a) Banco Patagonia SA, BDR............................            Commercial Banks               16,000  $   260,390
(a) Ultrapetrol Bahamas Ltd. ..........................                 Marine                    87,800      899,072
                                                                                                          -----------
                                                                                                            1,159,462
                                                                                                          -----------

    AUSTRIA 0.1%
(a) C.A.T. oil AG......................................       Energy Equipment & Services          9,410      159,657
                                                                                                          -----------

    BERMUDA 0.2%
    Luk Fook Holdings (International) Ltd. ............            Specialty Retail              462,000      253,429
                                                                                                          -----------

    BRAZIL 0.7%
    Datasul SA.........................................                Software                   19,851      197,747
(a) Wilson Sons Ltd., BDR..............................      Transportation Infrastructure        48,300      547,130
                                                                                                          -----------
                                                                                                              744,877
                                                                                                          -----------

    CAMBODIA 0.5%
    NagaCorp Ltd. .....................................      Hotels, Restaurants & Leisure     2,428,000      527,134
                                                                                                          -----------

    CHINA 8.2%
    Anhui Tianda Oil Pipe Co. Ltd., H..................       Energy Equipment & Services        705,000      187,476
    Beauty China Holdings Ltd. ........................            Personal Products           2,393,000    1,330,169
    Beijing Capital Land Ltd., H.......................  Real Estate Management & Development    342,000      134,881
(a) Brilliance China Automotive Holdings Ltd. .........               Automobiles              1,962,000      325,143
    Chiwan Wharf Holdings Ltd., B......................      Transportation Infrastructure       699,325    1,013,384
    FerroChina Ltd. ...................................             Metals & Mining              975,000      920,981
    Hongguo International Holdings Ltd. ...............    Textiles, Apparel & Luxury Goods    4,270,000    1,597,856
    Shanghai Prime Machinery Co. Ltd., H...............                Machinery               5,200,000    1,356,080
    Sichuan Expressway Co. Ltd., H.....................      Transportation Infrastructure       920,000      332,109
    SinoCom Software Group Ltd. .......................               IT Services                399,559       79,561
    Tong Ren Tang Technologies Co. Ltd., H.............             Pharmaceuticals              313,000      420,593
(a) Vinda International Holdings Ltd. .................           Household Products             508,000      170,330
    Win Hanverky Holdings Ltd. ........................    Textiles, Apparel & Luxury Goods    2,844,210      453,074
    Xingda International Holdings Ltd. ................             Metals & Mining               77,000       11,870
    Yorkey Optical International Cayman Ltd. ..........   Electronic Equipment & Instruments   2,218,000      527,132
                                                                                                          -----------
                                                                                                            8,860,639
                                                                                                          -----------

    CZECH REPUBLIC 1.0%
    Pegas Nonwovens SA.................................    Textiles, Apparel & Luxury Goods       32,200    1,115,204
                                                                                                          -----------

    EGYPT 9.0%
(a) Al Arafa Investment and Consulting Co. ............            Specialty Retail              702,191    1,151,593
    Alexandria Mineral Oils Co. .......................                Chemicals                  16,000      229,094
(a) Credit Agricole Egypt..............................            Commercial Banks               43,234      193,544
    Delta Sugar Co. ...................................              Food Products                19,000      176,181
    Egyptian Financial and Industrial Co. .............                Chemicals                  60,640    2,960,517
    Egyptian International Pharmaceutical Industries
      Co. .............................................             Pharmaceuticals              355,723    2,285,194

                                                              Annual Report | 19

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND                      INDUSTRY                 SHARES        VALUE
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    EGYPT (CONTINUED)
    El Ezz Aldekhela Steel Alexa Co. ........               Metals & Mining                1,000   $   269,811
    Paints & Chemical Industries Co. S.A.E...                  Chemicals                 123,119     1,694,842
    Raya Holding Co. ........................                 IT Services                297,800       730,801
                                                                                                   -----------
                                                                                                     9,691,577
                                                                                                   -----------

    ESTONIA 0.3%
(a) Tallink Group Ltd. ......................                 Marine                     291,000       372,021
                                                                                                   -----------

    GERMANY 0.2%
(a) Zhongde Waste Technology AG..............                Machinery                     5,000       201,312
                                                                                                   -----------

    HONG KONG 4.6%
    Aupu Group Holding Co. Ltd. .............             Household Durables           2,256,000       350,680
    Bauhaus International (Holdings) Ltd. ...      Textiles, Apparel & Luxury Goods    1,060,000       241,027
    China Green (Holdings) Ltd. .............                Food Products             1,182,000     1,307,394
(a) Dah Chong Hong Holdings Ltd. ............              Distributors                  104,000        35,004
    I.T Ltd. ................................              Specialty Retail            1,884,000       525,202
    Le Saunda Holdings Ltd. .................      Textiles, Apparel & Luxury Goods      296,000        39,547
    Norstar Founders Group Ltd. .............               Auto Components              522,000       155,577
    Road King Infrastructure Ltd. ...........        Transportation Infrastructure       921,000     1,035,270
    Sa Sa International Holdings Ltd. .......              Specialty Retail              542,000       201,922
    Samson Holding Ltd. .....................             Household Durables           1,260,000       304,309
    Sinolink Worldwide Holdings Ltd. ........    Real Estate Management & Development    438,000        66,396
    Sun Hing Vision Group Holdings Ltd. .....      Textiles, Apparel & Luxury Goods       24,000        12,333
    Tack Fat Group International Ltd. .......      Textiles, Apparel & Luxury Goods    1,752,000       155,299
    Wasion Meters Group Ltd. ................            Electrical Equipment          1,238,000       508,928
                                                                                                   -----------
                                                                                                     4,938,888
                                                                                                   -----------

    HUNGARY 1.2%
(a) Ablon Group Ltd. ........................   Real Estate Management & Development     208,860       797,879
    Egis Nyrt................................               Pharmaceuticals                4,862       525,550
                                                                                                   -----------
                                                                                                     1,323,429
                                                                                                   -----------

    INDIA 13.3%
    ABG Shipyard Ltd. .......................                  Machinery                  42,307       760,532
    Allahabad Bank Ltd. .....................              Commercial Banks              218,500       418,387
    Ballarpur Industries Ltd. ...............           Paper & Forest Products        1,728,000     1,206,535
    Bharati Shipyard Ltd. ...................                  Machinery                  17,817       241,084
    E.I.D. - Parry (India) Ltd. .............                  Chemicals                 177,290       768,419
    Federal Bank Ltd. .......................              Commercial Banks              396,002     2,139,776
    Great Eastern Shipping Co. Ltd. .........         Oil, Gas & Consumable Fuels        233,729     2,192,195
    HCL Infosystems Ltd. ....................                 IT Services                678,310     2,717,985
    JK Cements Ltd. .........................           Construction Materials           160,771       654,651
    Maharashtra Seamless Ltd. ...............               Metals & Mining               80,000       610,942
    MindTree Consulting Ltd. ................                 IT Services                  8,379        69,849

20 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND                         INDUSTRY                     SHARES       VALUE
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    Peninsula Land Ltd. ..........................      Textiles, Apparel & Luxury Goods        362,401  $    808,906
    Raymond Ltd. .................................      Textiles, Apparel & Luxury Goods         50,320       374,163
    Tata Investment Corp. Ltd. ...................              Capital Markets                  61,757       751,251
    Tulip IT Services Ltd. .......................   Diversified Telecommunication Services      28,587       609,197
                                                                                                         ------------
                                                                                                           14,323,872
                                                                                                         ------------

    INDONESIA 1.2%
(a) PT Panin Life Tbk.............................               Insurance                   78,734,500     1,274,463
                                                                                                         ------------

    ISRAEL 0.6%
(a) Taro Pharmaceutical Industries Ltd. ..........            Pharmaceuticals                    85,100       659,525
                                                                                                         ------------

    KENYA 0.2%
    British American Tobacco Kenya Ltd. Corp. ....                  Tobacco                     106,100       264,403
                                                                                                         ------------

    LATVIA 0.2%
(a) Grindeks......................................            Pharmaceuticals                    17,223       213,730
                                                                                                         ------------

    LITHUANIA 0.8%
(a) Rokiskio Suris AB.............................             Food Products                    343,174       901,995
                                                                                                         ------------

    MALAYSIA 0.0%(b)
(a) Kinsteel Berhad...............................            Metals & Mining                    33,300        11,765
                                                                                                         ------------

    OMAN 0.2%
    AES Barka SAOG................................              Multi-Utilities                  34,525       207,016
                                                                                                         ------------

    PAKISTAN 8.8%
(a) Bank of Punjab................................            Commercial Banks                3,646,750     3,859,041
    D.G. Khan Cement Co. Ltd. ....................           Construction Materials             414,000       746,124
    Indus Motor Co. Ltd. .........................                Automobiles                   421,038     1,913,809
    Pakistan State Oil Co. Ltd. ..................        Oil, Gas & Consumable Fuels           345,800     2,942,058
                                                                                                         ------------
                                                                                                            9,461,032
                                                                                                         ------------

    PANAMA 1.0%
    Banco Latinoamericano de Exportaciones
    SA, E.........................................              Commercial Banks                 67,070     1,032,878
                                                                                                         ------------

    PHILIPPINES 0.5%
    DMCI Holdings Inc. ...........................        Oil, Gas & Consumable Fuels           258,600        49,156
    Manila Water Co. .............................              Water Utilities                 650,000       277,611
    Philex Mining Corp. ..........................              Metals & Mining               1,401,400       225,924
                                                                                                         ------------
                                                                                                              552,691
                                                                                                         ------------

    POLAND 2.4%
(a) Automotive Components Europe SA...............            Auto Components                    71,070       319,337
(a) Polski Koncern Miesny Duda SA.................             Food Products                     65,100       152,691
(a) Techmex SA....................................   Electronic Equipment & Instruments         115,549     2,081,964
                                                                                                         ------------
                                                                                                            2,553,992
                                                                                                         ------------

                                                              Annual Report | 21

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND                            INDUSTRY                   SHARES       VALUE
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    RUSSIA 3.2%
(a) Chelyabinsk Zinc Plant.........................               Metals & Mining               92,120   $    948,836
(a) Chelyabinsk Zink Plant, GDR....................               Metals & Mining               29,300        295,637
(a) Veropharm......................................               Pharmaceuticals               21,255      1,200,907
(a) Yuzhno-ural Nickel.............................               Metals & Mining                  876        985,938
                                                                                                         ------------
                                                                                                            3,431,318
                                                                                                         ------------

    SINGAPORE 0.7%
    Luzhou Bio-Chem Technology Ltd. ...............               Food Products                101,000         15,044
    Sing Holdings Ltd. ............................   Real Estate Management & Development     279,000         91,226
    Sinopipe Holdings Ltd. ........................                 Machinery                2,700,000        657,221
                                                                                                         ------------
                                                                                                              763,491
                                                                                                         ------------

    SOUTH AFRICA 3.4%
    Astral Foods Ltd. .............................               Food Products                  7,760         92,665
    AVI Ltd. ......................................               Food Products                102,500        199,784
(a) Freeworld Coatings Ltd. .......................              Specialty Retail              643,574        698,653
    Kagiso Media Ltd. .............................                   Media                    774,356      1,165,415
    Lewis Group Ltd. ..............................             Specialty Retail               261,903      1,353,738
(a) Metorex Ltd. ..................................               Metals & Mining               57,000        146,890
                                                                                                         ------------
                                                                                                            3,657,145
                                                                                                         ------------

    SOUTH KOREA 12.7%
    Avista Inc. ...................................     Textiles, Apparel & Luxury Goods       141,393      1,456,262
    Binggrae Co. Ltd. .............................               Food Products                 16,680        561,698
    Daekyo Co. Ltd. ...............................                   Media                      7,650        549,215
    Duzon Digital Ware Co. Ltd. ...................                 Software                    68,487        847,141
    GS Home Shopping Inc. .........................         Internet & Catalog Retail            7,680        488,555
    Haatz Inc. ....................................            Household Durables               78,199        293,340
    Ilsung Pharmaceutical Co., Ltd. ...............              Pharmaceuticals                 3,222        325,340
    Intelligent Digital Integrated Security Co.
     Ltd. .........................................            Household Durables               24,000        479,830
    Korea Polyol Co. Ltd. .........................                 Chemicals                    9,702        584,853
    Kukdo Chemical Co. Ltd. .......................                 Chemicals                   16,948        424,406
    Misung Polytech Co. Ltd. ......................    Electronic Equipment & Instruments       80,699        598,102
    Neopharm Co. Ltd. .............................             Personal Products               27,957        278,342
    SFA Engineering Corp. .........................    Electronic Equipment & Instruments       12,000        793,659
    Sk Gas Co. Ltd. ...............................        Oil, Gas & Consumable Fuels          24,551      1,690,693
    Techno Semichem Co., Ltd. .....................                 Chemicals                   61,611      1,514,846
    TK Corp. ......................................                 Machinery                   57,480      1,749,909
    YBM Sisa.com Inc. .............................       Diversified Consumer Services         36,317        355,707
    YESCO Co. Ltd. ................................        Oil, Gas & Consumable Fuels          21,054        775,959
                                                                                                         ------------
                                                                                                           13,767,857
                                                                                                         ------------

    TAIWAN 1.6%
    G Shank Enterprise Co. Ltd. ...................                 Machinery                  242,400        270,423
    Geovision Inc. ................................         Communications Equipment            29,000        203,755
    Giant Manufacturing Co. Ltd. ..................       Leisure Equipment & Products         105,000        264,340

22 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND                                INDUSTRY                           SHARES         VALUE
--------------------------------------------------------   --------------------------------------------   ----------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
    KYE Systems Corp. ..................................             Computers & Peripherals                 129,690   $   164,316
    Lite-On IT Corp. ...................................             Computers & Peripherals                 273,000       232,688
    Merry Electronics Co. Ltd. .........................                Household Durables                    78,000       166,848
    Shin Zu Shing Co. Ltd. .............................                    Machinery                         22,000       103,531
    Simplo Technology Co. Ltd. .........................             Computers & Peripherals                  25,000       128,344
    Sunplus Technology Co. Ltd. ........................     Semiconductors & Semiconductor Equipment        153,923       190,207
                                                                                                                       -----------
                                                                                                                         1,724,452
                                                                                                                       -----------

    THAILAND 6.3%
    Bangkok Chain Hospital PCL .........................         Health Care Providers & Services            790,400       180,835
    Delta Electronics (Thailand) Public Co.
       Ltd., fgn. ......................................        Electronic Equipment & Instruments         1,948,300     1,306,296
    Glow Energy Public Co. Ltd., fgn. ..................   Independent Power Producers & Energy Traders    1,231,100     1,251,833
    Hana Microelectronics Public Co. Ltd., fgn. ........        Electronic Equipment & Instruments         1,523,200       895,431
    Hemaraj Land & Devevelopment Public Co. Ltd. .......       Real Estate Management & Development       21,262,500       878,336
    Precious Shipping Public Co. Ltd., fgn. ............                      Marine                         853,600       713,368
    Rojana Industrial Park Public Co. Ltd., fgn. .......       Real Estate Management & Development          758,400       387,996
    Thai Union Frozen Products Ltd., fgn. ..............                  Food Products                    1,840,600     1,175,598
(a) Tycoons Worldwide Groups (Thailand) Public Co.
       Ltd., fgn. ......................................                  Metals & Mining                     34,600         6,487
                                                                                                                       -----------
                                                                                                                         6,796,180
                                                                                                                       -----------

    TUNISIA 0.6%
(a) Amen Bank ..........................................                  Commercial Banks                    27,090       624,628
    Banque de l' Habitat ...............................            Thrifts & Mortgage Finance                 1,417        37,727
                                                                                                                       -----------
                                                                                                                           662,355
                                                                                                                       -----------

    TURKEY 7.5%
    Alarko Holding AS ..................................             Industrial Conglomerates                350,942       720,447
    Anadolu Cam Sanayii AS .............................              Containers & Packaging                 275,619       545,167
    Borusan Mannesmann Boru Sanayi ve Ticaret AS .......                 Metals & Mining                      16,631       111,521
(a) Ipek Matbaacilik Sanayi Ve Ticaret AS ..............            Commercial Services & Supplies            72,500       149,921
(a) Ipek Matbaacilik Sanayi Ve Ticaret AS ..............            Commercial Services & Supplies            58,000       109,508
(a) IS Yatirim Menkul Degerler AS ......................                  Capital Markets                     37,382        43,692
(a) Kardemir Karabuk Demir Celik Sanayi ve Ticaret
       AS, D ...........................................                 Metals & Mining                   1,072,000       827,272
    Pinar Sut Mamulleri Sanayii AS .....................                  Food Products                      314,474     1,354,781
(a) Selcuk Ecza Deposu .................................                  Pharmaceuticals                  1,127,305     1,655,442
(a) Tat Konserve Sanayii AS ............................                   Food Products                      61,694       128,500
(a) Tekfen Holding AS ..................................           Diversified Financial Services             84,000       415,374
    Trakya Cam Sanayii AS ..............................                Building Products                  1,069,004     1,345,566
    Turcas Petrolculuk AS ..............................           Oil, Gas & Consumable Fuels               103,000       663,670
                                                                                                                       -----------
                                                                                                                         8,070,861
                                                                                                                       -----------

    UKRAINE 1.5%
(a) XXI Century Investments Public Ltd. ................         Real Estate Management & Development         59,766     1,577,455
                                                                                                                       -----------
    TOTAL COMMON STOCKS (COST $ 113,490,460) ...........                                                               101,256,105
                                                                                                                       -----------

                                                              Annual Report | 23

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND         INDUSTRY         SHARES           VALUE
-----------------------------------------------   ---------        -------       ------------
LONG TERM INVESTMENTS (CONTINUED)
PREFERRED STOCKS 1.3%
BRAZIL 1.3%
Marcopolo SA, pfd. ............................   Machinery        314,563       $  1,029,593
Saraiva SA Livreiros, pfd. ....................     Media           24,270            369,559
                                                                                 ------------

TOTAL PREFERRED STOCKS (COST $1,258,328) ......                                     1,399,152
                                                                                 ------------

TOTAL LONG TERM INVESTMENTS
   (COST $114,748,788) ........................                                   102,655,257
                                                                                 ------------

                                                              PRINCIPAL AMOUNT
                                                              ----------------
SHORT TERM INVESTMENT (COST $2,695,000) 2.5%
UNITED STATES 2.5%

Paribas Corp., Time Deposit 2.875%, 4/01/08 ...                   $2,695,000        2,695,000
                                                                                 ------------

TOTAL INVESTMENTS (COST $117,443,788) 97.6% ...                                   105,350,257
OTHER ASSETS, LESS LIABILITIES 2.4% ...........                                     2,638,610
                                                                                 ------------

NET ASSETS 100.0% .............................                                  $107,988,867
                                                                                 ============

SELECTED PORTFOLIO ABBREVIATIONS
BDR - Brazilian Depository Receipt
GDR - Global Depository Receipt


(a)   Non-income producing for the twelve months ended March 31, 2008.

(b)   Rounds to less than 0.1% of net assets.

24 | The accompanying notes are an integral
     part of these financial statements.    | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

                                                      TEMPLETON
                                                   EMERGING MARKETS
                                                    SMALL CAP FUND
                                                   ----------------
Assets:
   Investments in securities:
      Cost .....................................    $ 117,443,788
                                                    -------------
      Value ....................................    $ 105,350,257
   Cash ........................................           66,897
   Foreign currency, at value (cost $855,680)...          852,760
   Receivables:
      Investment securities sold ...............        1,535,171
      Capital shares sold ......................          780,678
      Dividends ................................          336,729
                                                    -------------
         Total assets ..........................      108,922,492
                                                    -------------
Liabilities:
   Payables:
      Investment securities purchased ..........          283,848
      Capital shares redeemed ..................          365,274
      Affiliates ...............................          158,965
   Accrued expenses and other liabilities ......          125,538
                                                    -------------
         Total liabilities .....................          933,625
                                                    -------------
            Net assets, at value ...............    $ 107,988,867
                                                    -------------
Net assets consist of:
   Paid-in capital .............................    $ 115,053,194
   Undistributed net investment income .........          241,010
   Net unrealized appreciation (depreciation)...      (12,109,765)
   Accumulated net realized gain (loss) ........        4,804,428
                                                    -------------
            Net assets, at value ...............    $ 107,988,867
                                                    =============

                    Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 25

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2008

                                                                                  TEMPLETON
                                                                              EMERGING MARKETS
                                                                               SMALL CAP FUND
                                                                              ----------------
CLASS A:
   Net assets, at value ...................................................     $ 80,427,298
                                                                                ------------
   Shares outstanding .....................................................        7,106,926
                                                                                ------------
   Net asset value per share (a) ..........................................     $      11.32
                                                                                ------------
   Maximum offering price per share (net asset value per share / 94.25%)...     $      12.01
                                                                                ------------
CLASS C:
   Net assets, at value ...................................................     $ 24,014,320
                                                                                ------------
   Shares outstanding .....................................................        2,132,337
                                                                                ------------
   Net asset value and maximum offering price per share (a) ...............     $      11.26
                                                                                ------------

CLASS R:
   Net assets, at value ...................................................     $    196,569
                                                                                ------------
   Shares outstanding .....................................................           17,360
                                                                                ------------
   Net asset value and maximum offering price per share (a) ...............     $      11.32
                                                                                ------------
ADVISOR CLASS:
   Net assets, at value ...................................................     $  3,350,680
                                                                                ------------
   Shares outstanding .....................................................          295,561
                                                                                ------------
   Net asset value and maximum offering price per share (a) ..............      $      11.34
                                                                                ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

26 | The accompanying notes are an integral
     part of these financial statements.   | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

                                                                                                          TEMPLETON
                                                                                                       EMERGING MARKETS
                                                                                                        SMALL CAP FUND
                                                                                                       ----------------
Investment income:
   Dividends (net of foreign taxes of $149,684) ....................................................   $    3,023,901
   Interest (net of foreign taxes of $20) ..........................................................          263,066
                                                                                                       --------------
         Total investment income ...................................................................        3,286,967
                                                                                                       --------------
Expenses:
   Management fees (Note 3a) .......................................................................        1,169,865
   Administrative fees (Note 3b) ...................................................................          187,178
   Distribution fees: (Note 3c)
      Class A ......................................................................................          238,373
      Class C ......................................................................................          216,257
      Class R ......................................................................................            1,096
   Transfer agent fees (Note 3e) ...................................................................          173,519
   Custodian fees (Note 4) .........................................................................          131,500
   Reports to shareholders .........................................................................           49,573
   Registration and filing fees ....................................................................           67,330
   Professional fees ...............................................................................           68,566
   Trustees' fees and expenses .....................................................................           12,466
   Amortization of offering costs ..................................................................           33,066
   Other ...........................................................................................            7,353
                                                                                                       --------------
         Total expenses ............................................................................        2,356,142
         Expense reductions (Note 4) ...............................................................           (7,654)
         Expenses waived/paid by affiliates (Note 3f) ..............................................         (207,978)
                                                                                                       --------------
            Net expenses ...........................................................................        2,140,510
                                                                                                       --------------
               Net investment income ...............................................................        1,146,457
                                                                                                       --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes $290,532) ..................................................        7,872,779
      Foreign currency transactions ................................................................          (89,532)
                                                                                                       --------------
                   Net realized gain (loss) ........................................................        7,783,247
                                                                                                       --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................................................      (13,820,004)
      Translation of assets and liabilities denominated in foreign currencies ......................          (25,408)
                                                                                                       --------------
                   Net change in unrealized appreciation (depreciation) ............................      (13,845,412)
                                                                                                       --------------
Net realized and unrealized gain (loss) ............................................................       (6,062,165)
                                                                                                       --------------
Net increase (decrease) in net assets resulting from operations ....................................   $   (4,915,708)
                                                                                                       ==============

                     Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 27

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    TEMPLETON EMERGING MARKETS
                                                                                                         SMALL CAP FUND
                                                                                               -----------------------------------
                                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                               MARCH 31, 2008   MARCH 31, 2007 (a)
                                                                                               --------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   1,146,457       $    193,137
      Net realized gain (loss) from investments and foreign currency transactions ..........       7,783,247          1,291,409
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ..........................     (13,845,412)         1,735,647
                                                                                               -------------       ------------
            Net increase (decrease) in net assets resulting from operations ................      (4,915,708)         3,220,193
                                                                                               -------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................        (645,241)           (34,687)
         Class C ...........................................................................         (98,321)            (3,651)
         Class R ...........................................................................          (1,477)              (197)
         Advisor Class .....................................................................         (36,744)            (1,755)
      Net realized gains:
         Class A ...........................................................................      (3,397,861)                --
         Class C ...........................................................................      (1,065,774)                --
         Class R ...........................................................................         (11,068)                --
         Advisor Class .....................................................................        (153,406)                --
                                                                                               -------------       ------------
   Total distributions to shareholders .....................................................      (5,409,892)           (40,290)
                                                                                               -------------       ------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................      50,106,968         35,164,791
         Class C ...........................................................................      18,449,163          7,752,698
         Class R ...........................................................................           3,372            172,996
         Advisor Class .....................................................................       2,182,490          1,297,957
                                                                                               -------------       ------------
   Total capital share transactions ........................................................      70,741,993         44,388,442
                                                                                               -------------       ------------
   Redemption fees .........................................................................           3,506                623
                                                                                               -------------       ------------
            Net increase (decrease) in net assets ..........................................      60,419,899         47,568,968

Net assets:
   Beginning of year .......................................................................      47,568,968                 --
                                                                                               -------------       ------------
   End of year .............................................................................   $ 107,988,867       $ 47,568,968
                                                                                               =============       ============

Undistributed net investment income included in net assets:
   End of year .............................................................................   $     241,010       $    164,526
                                                                                               =============       ============

(a)   For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

28 | The accompanying notes are an integral
     part of these financial statements.   | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Emerging Markets Small Cap Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

                                                              Annual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

30 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

D. INCOME AND DEFERRED TAXES (continued)

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the two open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

                                                              Annual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED                   PERIOD ENDED
                                                             MARCH 31, 2008               MARCH 31, 2007(a)
                                                       --------------------------    -------------------------
                                                         SHARES         AMOUNT         SHARES        AMOUNT
                                                       ----------    ------------    ---------    ------------
CLASS A SHARES:
   Shares sold .....................................    6,415,078    $ 82,415,327    3,855,022    $ 41,488,586
   Shares issued in reinvestment of distributions...      257,677       3,341,128        1,824          19,860
   Shares redeemed .................................   (2,850,907)    (35,649,487)    (571,768)     (6,343,655)
                                                       ----------    ------------    ---------    ------------
   Net increase (decrease) .........................    3,821,848    $ 50,106,968    3,285,078    $ 35,164,791
                                                       ==========    ============    =========    ============
CLASS C SHARES:
   Shares sold .....................................    1,980,751    $ 25,386,700      751,875    $  8,171,572
   Shares issued in reinvestment of distributions...       69,210         893,850          236           2,577
   Shares redeemed .................................     (632,498)     (7,831,387)     (37,237)       (421,451)
                                                       ----------    ------------    ---------    ------------
   Net increase (decrease) .........................    1,417,463    $ 18,449,163      714,874    $  7,752,698
                                                       ==========    ============    =========    ============

(a)   For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

32 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST (continued)

                                                               YEAR ENDED              PERIOD ENDED
                                                             MARCH 31, 2008          MARCH 31, 2007(a)
                                                       -----------------------    ----------------------
                                                        SHARES        AMOUNT       SHARES       AMOUNT
                                                       --------    -----------    -------    -----------
CLASS R SHARES:
   Shares sold .....................................      1,108    $    14,332     17,149    $   172,811
   Shares issued in reinvestment of distributions...        959         12,236         17            185
   Shares redeemed .................................     (1,873)       (23,196)        --             --
                                                       --------    -----------    -------    -----------
   Net increase (decrease) .........................        194    $     3,372     17,166    $   172,996
                                                       ========    ===========    =======    ===========
ADVISOR CLASS SHARES:
   Shares sold .....................................    288,677    $ 3,663,349    126,243    $ 1,347,444
   Shares issued in reinvestment of distributions...     12,939        166,808         88            963
   Shares redeemed .................................   (127,810)    (1,647,667)    (4,576)       (50,450)
                                                       --------    -----------    -------    -----------
   Net increase (decrease) .........................    173,806    $ 2,182,490    121,755    $ 1,297,957
                                                       ========    ===========    =======    ===========

(a)   For the period October 2, 2006 (commencement of operations) to March 31,
      2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

                                                              Annual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (continued)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ............................   0.35%
Class C ............................   1.00%
Class R ............................   0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of March 1, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .......................   $ 160,867
Contingent deferred sales charges retained ..........   $  66,656

E. TRANSFER AGENT FEES

For the year ended March 31, 2008, the Fund paid transfer agent fees of $173,519, of which $100,576 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2008. Total expenses waived/paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2008, FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

34 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized currency losses of $43,688.

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                   2008         2007
                                -----------   --------
Distributions paid from:
   Ordinary income ..........   $ 5,323,254   $ 40,290
   Long term capital gain ...        86,638         --
                                -----------   --------
                                $ 5,409,892   $ 40,290
                                ===========   ========

At March 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..............................   $ 117,749,461
                                                     =============

Unrealized appreciation ..........................   $   7,400,660
Unrealized depreciation ..........................     (19,799,864)
                                                     -------------
Net unrealized appreciation (depreciation) .......   $ (12,399,204)
                                                     =============

Undistributed ordinary income ....................   $   5,020,779
Undistributed long term capital gains ............         374,415
                                                     -------------
Distributable earnings ...........................   $   5,395,194
                                                     =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign taxes paid on net realized gains and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, foreign taxes paid on net realized gains and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $152,934,255 and $88,727,677, respectively.

                                                              Annual Report | 35

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

36 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                                                              Annual Report | 37

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 2, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

38 | Annual Report

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $461,054 as a long term capital gain dividend for the fiscal year ended March 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,899,373 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,162,263 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2008. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $175,888 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

                                                              Annual Report | 39

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION  TIME SERVED      BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
------------------------------  --------  -----------  -----------------------  --------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee   Since 1994   143                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ANN TORRE BATES (1958)          Trustee   Since        28                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                    January 2008                          Allied Capital Corporation
Suite 2100                                                                      (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice
President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)        Trustee   Since 2001   21                       Fortis, Inc. (utility holding company), Nuinsco
500 East Broward Blvd.                                                          Resources Limited (mineral exploration), Royal
Suite 2100                                                                      Fidelity Merchant Bank & Trust Limited (financial
Fort Lauderdale, FL 33394-3091                                                  services), C.A. Bancorp Inc. (financial services),
                                                                                Victory Nickel Inc. (mineral exploration), ABACO
                                                                                Markets Limited (retail distributors) and Belize
                                                                                Electricity Limited (electric utility).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean
Utilities Company, Ltd.; Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).

40 | Annual Report


                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION      TIME SERVED      BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------  -----------  -------------  -----------------------  -----------------------------------------------
EDITH E. HOLIDAY (1952)         Lead         Trustee since  143                      Hess Corporation (exploration and refining of
500 East Broward Blvd.          Independent  1996 and Lead                           oil and gas), H.J. Heinz Company (processed
Suite 2100                      Trustee      Independent                             foods and allied products), RTI International
Fort Lauderdale, FL 33394-3091               Trustee since                           Metals, Inc.(manufacture and distribution of
                                             December 2007                           titanium), Canadian National Railway (railroad)
                                                                                     and White Mountains Insurance Group, Ltd.
                                                                                     (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).

DAVID W. NIEMIEC (1949)         Trustee      Since 2006     21                       Emeritus Corporation (assisted living) and OSI
500 East Broward Blvd.                                                               Pharmaceuticals, Inc. (pharmaceutical
Suite 2100                                                                           products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing
Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc.
(1982-1997).

FRANK A. OLSON (1932)           Trustee      Since 2003     143                      Hess Corporation (exploration and refining of
500 East Broward Blvd.                                                               oil and gas) and Sentient Jet (private jet
Suite 2100                                                                           service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)        Trustee      Since 2006     143                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D.TSERETOPOULOS     Trustee      Since 2001     21                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

                                                              Annual Report | 41


                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION    TIME SERVED      BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  -----------  -------------  -----------------------  -----------------------------------------------
ROBERT E. WADE (1946)           Trustee      Since 2006     35                       El Oro and Exploration Co., p.l.c.(investments)
500 East Broward Blvd.                                                               and ARC Wireless Solutions, Inc. (wireless
Suite 2100                                                                           components and network products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS


                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED           BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------  --------------  --------------------  -----------------------  ------------------------
**CHARLES B. JOHNSON (1933)  Trustee,        Trustee and Vice      143                      None
One Franklin Parkway         Chairman of     President since 1994
San Mateo, CA 94403-1906     the Board and   and Chairman of the
                             Vice President  Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.

**GREGORY E. JOHNSON (1961)  Trustee         Since 2006            94                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)        Chief           Chief Compliance      Not Applicable           Not Applicable
One Franklin Parkway         Compliance      Officer since 2004
San Mateo, CA 94403-1906     Officer and     and Vice President -
                             VicePresident   AML Compliance since
                             - AML           2006
                             Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)    Chief           Since                 Not Applicable           Not Applicable
One Franklin Parkway         Financial       February 2008
San Mateo, CA 94403-1906     Officer and
                             Chief
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, inc. (2003-2004);
Assistant Treasurer of Most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

42 | Annual Report


                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------
JIMMY D. GAMBILL (1947)         Vice President  Since          Not Applicable           Not Applicable
500 East Broward Blvd.                          February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

DAVID P. GOSS (1947)            Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1994     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

JOHN R. KAY (1940)              Vice President  Since 1994     Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin
Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
Group, Inc.

ROBERT C. ROSSELOT (1960)       Secretary       Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant
Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton
Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)        Treasurer       Since 2004     Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President, JPMorgan Chase (2000-2004) and American General Financial Group
(1991-2000).

                                                              Annual Report | 43

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------
CRAIG S. TYLE (1960)            Vice President  Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)          Senior Vice      Since          Not Applicable           Not Applicable
500 East Broward Blvd.          President and    February 2008
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer  -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

44 | Annual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 45

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]   One Franklin Parkway
                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholder can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON EMERGING MARKETS
SMALL CAP FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

                                 MARCH 31, 2008

[IMAGE]                 A series of Templeton Global
                        Investment Trust

ANNUAL REPORT AND SHAREHOLDER LETTER               [INCOME]

[IMAGE]                 WANT TO RECEIVE
                        THIS DOCUMENT
                        FASTER VIA EMAIL?

                        Eligible shareholders can
                        sign up for eDelivery at
                        franklintempleton.com.
                        See inside for details.

[IMAGE]

ANNUAL REPORT

TEMPLETON INCOME FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of dividend-yielding stocks on Templeton's approved list. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate and emerging market debt securities.

ASSET ALLOCATION

Based on Total Net Assets as of 3/31/08

                                   [PIE CHART]

Equity .....................................................     48.1%
Fixed Income ...............................................     42.9%
Short-Term Investments & Other Net Assets ..................      9.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Income Fund covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A posted a +0.69% cumulative total return for the 12 months ended March 31, 2008. The Fund underperformed its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Lehman Brothers (LB) Multiverse Index, which posted a +6.99% cumulative total return for the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.

                                Annual Report | 3
same period./1 You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

The global economy advanced at a solid pace in the first half of the reporting period; however, U.S. gross domestic product (GDP) growth slowed significantly starting in the fourth quarter of 2007. Home price declines led to softer consumer demand, and a credit crisis originally related to U.S. subprime loan losses spread globally. In capital markets, investors quickly began broad reassessment of risk in the stock, bond and credit markets. Brisk merger and acquisition activity that had prevailed early in the period, underpinned partially by private equity, cooled significantly as funding and investor appetite for deals abruptly waned. Although economists disagreed whether the U.S. had entered recession, many agreed that the slowing U.S. economy -- which is the world's largest and accounts for roughly 20% of global GDP -- could meaningfully dampen growth prospects around the world./2 Nevertheless, growth remained robust in certain areas, particularly in Asia ex-Japan, where China's demand for commodities continued to have significant impact on commodity prices and related equities.

In the 12 months under review, prices for oil and agricultural and industrial commodities, as well as precious metals like silver and gold, increased significantly and contributed to global inflationary pressures. While inflation remained a major concern within the eurozone, the U.S. focused on reigniting its economy through fiscal and monetary policies. Despite possible further pressure on prices, the U.S. Federal Reserve Board (Fed) reduced its federal funds target rate from 5.25% to 2.25% since September 2007. The Fed's interest rate reductions pressured the U.S. dollar as other countries' central banks generally left rates unchanged, and the dollar's value declined against many of the world's currencies. Dollar weakness was another reason for higher commodity prices, as most commodities are priced in U.S. dollars.

Against this challenging economic backdrop, global equity markets were volatile, particularly in the second half of the period. As of March 31, 2008,

1. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvestment of any income or distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: CIA: The World Factbook.

                                4 | Annual Report
the MSCI AC World Index had a one-year total return of -0.68% in U.S. dollars, as the weaker dollar boosted returns for U.S.-based investors of foreign equities./3 Globally, negative economic data and an outlook for decelerating corporate earnings and profit margins contrasted sharply with the relatively strong position of many corporate balance sheets. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

Within global fixed income markets, uncertainty supported longer maturity bonds in developed bond markets. The global economy continued to expand, albeit at a moderating pace, given mounting headwinds to growth from the ongoing global credit squeeze, surging commodity prices and the slowing U.S. economy. The U.S. Fed aggressively cut interest rates, attempting to cushion downside risks to growth as the U.S. housing slump deepened and the labor market began shedding jobs. Canada's central bank also reduced its interest rate while Japan and the U.K. left rates unchanged and the European Central Bank (ECB) increased rates slightly. Slower U.S. domestic demand growth relieved pressure on the widening U.S. current account deficit. However, the deficit's magnitude remained difficult to finance through attracting capital flows amid slower growth prospects and lower short-term interest rates, adding to depreciation pressure on the U.S. dollar. In particular, negative developments in the U.S. banking sector and the growing gap of short-term interest rates between the U.S. and other major countries pressured the U.S. dollar.

While the pace of economic activity continued to moderate in the eurozone, higher energy and food prices pushed consumer price growth to 3.5% in February 2008, above the ECB's 2.0% inflation target./4 Although the ECB remained on guard against the spreading of commodity price increases to other sectors of the economy, it also provided increased liquidity to the European banking system to help alleviate the global credit shock's impact. Non-euro Europe's economic growth remained mostly stronger than in the euro economies, reflecting stronger investment growth and tighter labor markets. For example, the economies in Norway, Poland and Sweden grew 6.3%, 6.1% and 2.8%, respectively, during the fourth quarter of 2007 year-over-year./5 Rising wage and cost pressures prompted these economies' central banks to continue hiking interest rates despite the global credit crisis.

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

3. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI AC World Index.

4. Source: Eurostat.

5. Source: Statistics Norway; Statistics Sweden.

                               Annual Report | 5

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 3/31/08

[BAR GRAPH]

U.S.                                                 23.4%
U.K.                                                 10.8%
France                                                6.4%
Brazil                                                5.6%
Mexico                                                4.5%
Malaysia                                              3.7%
Netherlands                                           3.6%
Italy                                                 3.0%
Taiwan                                                2.8%
Sweden                                                2.7%
Hong Kong                                             2.5%
Indonesia                                             2.5%
South Korea                                           2.4%
Japan                                                 2.1%
Other                                                15.0%
Short-Term Investments & Other Net Assets             9.0%

Asian economic activity mostly continued to display resilience to global growth headwinds. However, some indicators began to signal slower growth, such as easing trade performance and moderating property and equity markets. Upward pressure on inflation remained across much of Asia due to food prices, which were compounded after China's severe weather conditions. For example, February 2008 inflation accelerated to 8.7% in China and 6.5% in Singapore./6 The region's monetary policy generally responded to rising inflation by tightening slowly. Efforts to control inflation took the form of higher interest rates, higher reserve requirements, and allowing for more currency appreciation. However, caution tempered these moves as elevated inflation was counterbalanced by lower growth expectations due to the global economy's recoupling effects.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

6. Source: National Bureau of Statistics; Singapore Department of Statistics.

                                6 | Annual Report

MANAGER'S DISCUSSION

EQUITY

Uncertainty and risk aversion characterized the past 12 months as global equity markets retreated and the credit crisis worsened. However, emerging markets remained more resilient than developed markets as investors sought growth and seemed to become more convinced that slowing U.S. and U.K. economic growth would not severely impact emerging markets' growth. Consistent with this, the Fund's emerging market holdings performed better than its developed market investments. Large-cap companies, which account for the majority of Fund holdings, were generally sold indiscriminately by risk-averse and cash-strapped investors seeking liquidity. Nonetheless, in our view, such companies remained compelling Fund investments for the long term as a result of their consistent dividend yields and strong balance sheets, two important defensive characteristics in the current uncertain environment.

Regionally, the Fund's Latin American holdings enhanced absolute and relative returns, compared with the MSCI AC World Index, as Brazil and Mexico performed well. Asia helped absolute returns with strong performance from holdings in Taiwan, Singapore and Thailand. In contrast, the Fund's Japanese holdings detracted from absolute returns, but the Fund's underweighted exposure to a challenging Japanese market boosted relative performance. U.S. markets suffered as concerns about an economic recession increased, and thus, the Fund's U.S. holdings detracted from absolute returns. However, as in Japan, our underweighting in U.S. equities mitigated losses. European stocks were the biggest detractors from absolute and relative Fund performance largely due to the poor performance of our overweighted U.K. holdings. The British market faced a housing pullback, economic slowdown and credit contraction. Unfortunately, strong absolute and relative performance of Fund holdings in France, Spain and other European countries was not enough to offset weak U.K. results.

Sector-wise, the Fund's best performing holdings in absolute and relative terms were telecommunication services stocks. In the wake of the dot-com bubble, many of these traditionally growth-oriented stocks began displaying deep value characteristics. Thus, we were able to build a number of positions in high-quality companies at what we considered to be discounted valuations. The stocks were attractive to us due to their high free cash-flow yields, conservative debt levels and geographical diversification -- particularly in high-growth emerging market regions. Asian telecommunication companies led performance as strong economic growth and changing demographics made Singapore Telecommunications and Chunghwa Telecom the Fund's two top contributing stocks during the reporting period. In Europe, France Telecom, Vodafone Group and Telefonica were among the period's biggest contributors.

TOP 5 EQUITY HOLDINGS
3/31/08

COMPANY                                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                        NET ASSETS
--------------------------------------------------------------------------
General Electric Co.                                                  1.6%
   INDUSTRIAL CONGLOMERATES, U.S.
Singapore Telecommunications Ltd.                                     1.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SINGAPORE
Vodafone Group PLC                                                    1.4%
   WIRELESS TELECOMMUNICATION SERVICES,
   U.K.
ING Groep NV                                                          1.3%
   CAPITAL MARKETS, NETHERLANDS
HSBC Holdings PLC                                                     1.3%
   COMMERCIAL BANKS, U.K.

                               Annual Report | 7

Information technology stocks also contributed to the Fund's absolute and relative performance. The materials sector posted gains on an absolute basis, but our underweighted position detracted from relative returns. Stock of Brazil's Companhia Vale do Rio Doce (not an index component), the world's largest producer of iron ore, rose significantly in value during the period under review as supply-side constraints and continued industrial demand from China and other emerging markets led to higher commodities prices. Rising demand, economic and geopolitical uncertainty, and demand for U.S. dollar inflation hedges also drove the metals rally. However, the Fund's other materials sector holdings, deep value European paper companies, remained pressured by euro appreciation and high lumber costs.

On the negative side, consumer discretionary stocks hurt the Fund's absolute and relative performance during the period under review. Although the U.S. Fed aggressively lowered interest rates and increased liquidity, concerns regarding inflation outside the U.S. made other central banks, like the U.K.'s, more conservative. Kingfisher, the U.K.-listed international do-it-yourself retailer, declined as investors remained skeptical of weakening U.K. consumer spending. They also ignored sustained growth in the company's international businesses, which we believed continued to make Kingfisher a strong long-term investment. In media, Yell Group, the British Yellow Pages directory publisher, tumbled as economic headwinds impacted advertising revenues and online competition threatened earnings. Nonetheless, based on our analysis, media stocks were attractively positioned, and as valuations declined, media companies continued to increase cash flow and buy back shares at attractive prices.

Health care stocks also hampered the Fund's absolute and relative returns. Two of the period's worst detractors were drug makers, as pharmaceuticals stocks experienced pricing pressures, impending patent expirations, ambiguous pipeline progress, and political uncertainty. British drug-maker GlaxoSmithKline and Japan's largest pharmaceuticals company Takeda Pharmaceuticals were among the period's biggest laggards. Glaxo's stock fell as safety concerns and slowing sales plagued two of its most popular drugs, while Takeda shares slid after delays frustrated investors who have not seen a Japanese drug approved in the U.S. in more than two years. Nonetheless, in our view, investor pessimism and aging demographics give the sector plenty of upside potential. Furthermore, Glaxo and Takeda could benefit in the long term from cost-cutting initiatives and promising new drug developments. In the short term, high dividend payouts made the stocks a consistent yield source for income-oriented investors.

Financials stocks detracted most from the Fund's absolute performance as the sector was plagued by deleveraging, rising securitized loan write-offs, and

                                8 | Annual Report
uncertainty regarding future earnings growth sources. Four financials stocks were among the Fund's most significant detractors: Italy's Unicredito Italiano, the U.K.'s Old Mutual and Royal Bank of Scotland Group, and South Korea's Kookmin Bank. Although absolute returns suffered, the Fund's holdings fared better than the MSCI AC World Index, leading to positive relative results. Within financials, we remained committed to firms with healthy capital ratios and the ability to protect dividend yields, and that do not rely on financial engineering or excessive leverage to inflate profits. During the period, we found several promising opportunities among Asian banks that had little exposure to securitized U.S. mortgage loans and with strong balance-sheet discipline borne of the turmoil of last decade's Asian crisis.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance (equity portion) was positively affected by the portfolio's investment primarily in equity securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

FIXED INCOME

We continued to actively manage duration and foreign exchange exposure during the year under review. The Fund benefited from its duration exposure in Mexico and South Korea, where expectations shifted toward a greater chance of monetary easing than tightening. Our Mexican and South Korean positions were largely hedged, protecting the Fund from the relatively low returns of both currencies versus the U.S. dollar. Additionally, the Fund added exposure to longer maturities in the eurozone. However, the Fund's underweighted position in the eurozone detracted from performance relative to the LB Multiverse Index. Greater risk aversion in the second half of the Fund's fiscal year worked against the Fund's duration positioning in Brazil and Indonesia as longer-term yields rose. However, we remained comfortable with the fundamentals and prospects for yields to return to historical averages over the medium term in those two countries. The Fund's underweighted position in U.S. Treasuries also detracted from relative performance. Although the recent heightened risk environment supported U.S. Treasuries, we continued to find more value outside the U.S. where we believed markets had not fully priced the potential for second-round effects of a significant U.S. slowdown and capital linkages between countries.

--------------------------------------------------------------------------------
WHAT IS DURATION?
--------------------------------------------------------------------------------

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

                               Annual Report | 9

TOP 5 BOND HOLDINGS
3/31/08

                                                       % OF TOTAL
ISSUER                                                 NET ASSETS
-----------------------------------------------------------------
Nota Do Tesouro Nacional (Brazil)                            4.5%
Government of Mexico                                         4.0%
Government of Malaysia                                       3.7%
Government of Sweden                                         2.7%
Government of Indonesia                                      2.5%

The Fund gained from its diversified currency exposure during the reporting period. While it benefited from its long-standing underweighted position in the U.S. dollar relative to the LB Multiverse Index, the Fund also benefited from strong performance of its key currency strategies. Increased U.S. recessionary concerns and continued U.S. banking sector tensions maintained downward pressure on the U.S. dollar, which fell 12.69% on a trade-weighted basis during the year./7 The Fund's currency exposure performance also benefited from active management with respect to underlying fundamentals and valuation. Currencies of countries with large current account surpluses, such as Japan and Switzerland, benefited from the rising risk environment and deleveraging in the global economy. In 2007, Japan and Switzerland generated current account surpluses of 4.8% and 16.9% of GDP. These currencies appreciated 18.63% and 23.43% versus the U.S. dollar over the past 12 months. 8 On the other hand, countries with poor fundamentals and large external imbalances experienced volatility. For example, Iceland, South Africa and Turkey generated current account deficits of 15.6%, 7.5% and 5.6%, respectively, of GDP in 2007. Iceland's and South Africa's currencies fell 12.79% and 10.75%, while Turkey's rose 3.89% against the U.S. dollar. 8 Avoiding exposure to these current account deficit currencies also supported the Fund's positive return during the period. Furthermore, the Fund's basket of Asian currencies generated generally positive returns. The Singapore dollar rose 10.18% versus the U.S. dollar and the Malaysian ringgit 8.10%, but the Indonesian rupiah depreciated 0.87%./8 In Singapore, local monetary authorities' primary policy instrument to counter rising inflation was currency appreciation, which benefited the Singapore dollar.

During the year, we became increasingly cautious of the valuation of the euro, which reached record highs against the U.S. dollar. Since the beginning of the weak U.S. dollar cycle in 2002, the euro appreciated 78% versus the U.S. dollar, compared with the Chinese yuan's appreciation of only 18%. 8 Rising global demand and a strong profit environment over the period helped the eurozone cope with a stronger currency. However, we believed the euro may become vulnerable to a more challenging global growth environment given the extent of what we assessed as euro overvaluation. We used this euro strength to hedge a portion of the implicit euro currency risk in the portfolio's non-euro European positions. Additionally, we increasingly focused on cross-currency opportunities in Europe between economies with diverging fundamentals. For example, the Czech koruna rose 14.31% against the U.S. dollar while the Romanian leu-New lagged other European currencies and rose only 4.25%. 8

7. Source: Federal Reserve H10 Report.

8. Source: Exshare (via Compustat via Factset).

                                10 | Annual Report

Thank you for your continued participation in Templeton Income Fund. We look forward to serving your future investment needs.

[PHOTO OF LISA F. MYERS]         -s- Lisa F. Myers
                                 Lisa F. Myers, J.D., CFA

[PHOTO OF MICHAEL HASENSTAB]     -s- Michael Hasenstab
                                 Michael Hasenstab, Ph.D.

                                 Cynthia L. Sweeting, CFA
                                 Christopher J. Molumphy, CFA

                                 Portfolio Management Team
                                 Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                               Annual Report | 11

CYNTHIA L. SWEETING is president of Templeton Global Advisors Limited (TGAL). She is also director of portfolio management for the Templeton Global Equity Group and has portfolio management responsibility for institutional separate account relationships with both global and international mandates.

Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton's Nassau office in 1997, and most recently served as director of research for the Templeton Global Equity Group, before assuming her current responsibilities.

Prior to joining Templeton, she was the senior vice president of investments with McDermott International Investments Co., Inc., in Nassau. At McDermott, she was responsible for the investment department, which encompassed portfolio management and pension administration.

Ms. Sweeting graduated summa cum laude from Georgetown University, where she earned her B.S. in business administration with a concentration in finance. She has served as vice president of the board of directors of the International Society of Financial Analysts (ISFA), which has now merged with the CFA Institute. She was a founding member and past president of the Bahamas Chapter of ISFA. Ms. Sweeting is a Chartered Financial Analyst (CFA) Charterholder.

                                12 | Annual Report

PERFORMANCE SUMMARY AS OF 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TINCX)                             CHANGE  3/31/08  3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$  0.15  $  2.87  $  3.02
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                       $  0.1557
Short-Term Capital Gain               $  0.0151
Long-Term Capital Gain                $  0.0095
   TOTAL                              $  0.1803

CLASS C (SYMBOL: TCINX)                             CHANGE  3/31/08  3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$  0.15  $  2.87  $  3.02
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                       $  0.1442
Short-Term Capital Gain               $  0.0151
Long-Term Capital Gain                $  0.0095
   TOTAL                              $  0.1688

CLASS R (SYMBOL: N/A)                               CHANGE  3/31/08  3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$  0.14  $  2.88  $  3.02
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                       $  0.1491
Short-Term Capital Gain               $  0.0151
Long-Term Capital Gain                $  0.0095
   TOTAL                              $  0.1737

ADVISOR CLASS (SYMBOL: TZINX)                       CHANGE  3/31/08  3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$  0.15  $  2.88  $  3.03
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                       $  0.1629
Short-Term Capital Gain               $  0.0151
Long-Term Capital Gain                $  0.0095
   TOTAL                              $  0.1875

                               Annual Report | 13

PERFORMANCE/1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                           1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                          +0.69%          +29.25%
Average Annual Total Return/3                      -3.46%           +8.08%
Value of $10,000 Investment/4                   $  9,654         $ 12,380
   Distribution Rate/5                   3.52%
   30-Day Standardized Yield/6           3.84%
   Total Annual Operating Expenses/7
     Without Waiver                      1.37%
     With Waiver                         1.20%

CLASS C                                           1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                          +0.33%          +28.11%
Average Annual Total Return/3                      -0.62%           +9.43%
Value of $10,000 Investment/4                   $  9,938         $ 12,811
   Distribution Rate/5                   3.28%
   30-Day Standardized Yield/6           3.62%
   Total Annual Operating Expenses/7
     Without Waiver                      1.77%
     With Waiver                         1.60%

CLASS R                                           1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                          +0.82%          +28.73%
Average Annual Total Return/3                      +0.82%           +9.63%
Value of $10,000 Investment/4                   $ 10,082         $ 12,873
   Distribution Rate/5                   3.44%
   30-Day Standardized Yield/6           3.77%
   Total Annual Operating Expenses/7
     Without Waiver                      1.62%
     With Waiver                         1.45%

ADVISOR CLASS                                     1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                          +0.93%          +30.40%
Average Annual Total Return/3                      +0.93%          +10.14%
Value of $10,000 Investment/4                   $ 10,093         $ 13,040
   Distribution Rate/5                   3.92%
   30-Day Standardized Yield/6           4.27%
   Total Annual Operating Expenses/7
     Without Waiver                      1.12%
     With Waiver                         0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER, SUBADVISOR AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 7/31/08.

                                14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/05 - 3/31/08)

[GRAPH]

                           TEMPLETON INCOME        MSCI AC        LEHMAN BROTHERS         50% MSCI AC WORLD INDEX/50%
             DATE                FUND            WORLD INDEX      MULTIVERSE INDEX      LEHMAN BROTHERS MULTIVERSE INDEX
--------------------------------------------------------------------------------------------------------------------------
            7/1/2005            $ 9,579            $10,000             $10,000                       $10,000
           7/31/2005            $ 9,693            $10,372             $ 9,929                       $10,151
           8/31/2005            $ 9,693            $10,456             $10,089                       $10,273
           9/30/2005            $ 9,686            $10,774             $ 9,934                       $10,351
          10/31/2005            $ 9,494            $10,485             $ 9,789                       $10,137
          11/30/2005            $ 9,609            $10,873             $ 9,724                       $10,290
          12/31/2005            $ 9,859            $11,143             $ 9,821                       $10,469
           1/31/2006            $10,286            $11,694             $ 9,949                       $10,796
           2/28/2006            $10,363            $11,681             $ 9,919                       $10,774
           3/31/2006            $10,450            $11,932             $ 9,825                       $10,839
           4/30/2006            $10,920            $12,335             $10,009                       $11,123
           5/31/2006            $10,646            $11,859             $10,131                       $10,977
           6/30/2006            $10,578            $11,859             $10,052                       $10,934
           7/31/2006            $10,816            $11,943             $10,155                       $11,028
           8/31/2006            $10,974            $12,259             $10,275                       $11,239
           9/30/2006            $11,102            $12,405             $10,278                       $11,308
          10/31/2006            $11,462            $12,872             $10,380                       $11,577
          11/30/2006            $11,743            $13,243             $10,632                       $11,884
          12/31/2006            $11,959            $13,542             $10,501                       $11,945
           1/31/2007            $12,040            $13,679             $10,405                       $11,951
           2/28/2007            $12,040            $13,613             $10,616                       $12,043
           3/31/2007            $12,295            $13,891             $10,642                       $12,181
           4/30/2007            $12,905            $14,514             $10,764                       $12,524
           5/31/2007            $13,109            $14,961             $10,604                       $12,624
           6/30/2007            $12,995            $14,922             $10,551                       $12,576
           7/31/2007            $12,871            $14,698             $10,744                       $12,596
           8/31/2007            $12,706            $14,663             $10,875                       $12,658
           9/30/2007            $13,259            $15,455             $11,123                       $13,144
          10/31/2007            $13,803            $16,061             $11,302                       $13,508
          11/30/2007            $13,259            $15,357             $11,502                       $13,332
          12/31/2007            $13,206            $15,191             $11,470                       $13,241
           1/31/2008            $12,562            $13,951             $11,772                       $12,875
           2/29/2008            $12,562            $13,997             $11,958                       $12,998
           3/31/2008            $12,380            $13,798             $12,193                       $13,033

CLASS C (7/1/05 - 3/31/08)

[GRAPH]

                           TEMPLETON INCOME        MSCI AC        LEHMAN BROTHERS         50% MSCI AC WORLD INDEX/50%
             DATE                FUND            WORLD INDEX      MULTIVERSE INDEX      LEHMAN BROTHERS MULTIVERSE INDEX
--------------------------------------------------------------------------------------------------------------------------
            7/1/2005            $10,000            $10,000             $10,000                       $10,000
           7/31/2005            $10,120            $10,372             $ 9,929                       $10,151
           8/31/2005            $10,120            $10,456             $10,089                       $10,273
           9/30/2005            $10,111            $10,774             $ 9,934                       $10,351
          10/31/2005            $ 9,910            $10,485             $ 9,789                       $10,137
          11/30/2005            $10,030            $10,873             $ 9,724                       $10,290
          12/31/2005            $10,279            $11,143             $ 9,821                       $10,469
           1/31/2006            $10,724            $11,694             $ 9,949                       $10,796
           2/28/2006            $10,805            $11,681             $ 9,919                       $10,774
           3/31/2006            $10,889            $11,932             $ 9,825                       $10,839
           4/30/2006            $11,379            $12,335             $10,009                       $11,123
           5/31/2006            $11,093            $11,859             $10,131                       $10,977
           6/30/2006            $11,013            $11,859             $10,052                       $10,934
           7/31/2006            $11,260            $11,943             $10,155                       $11,028
           8/31/2006            $11,425            $12,259             $10,275                       $11,239
           9/30/2006            $11,549            $12,405             $10,278                       $11,308
          10/31/2006            $11,924            $12,872             $10,380                       $11,577
          11/30/2006            $12,216            $13,243             $10,632                       $11,884
          12/31/2006            $12,428            $13,542             $10,501                       $11,945
           1/31/2007            $12,513            $13,679             $10,405                       $11,951
           2/28/2007            $12,471            $13,613             $10,616                       $12,043
           3/31/2007            $12,769            $13,891             $10,642                       $12,181
           4/30/2007            $13,404            $14,514             $10,764                       $12,524
           5/31/2007            $13,573            $14,961             $10,604                       $12,624
           6/30/2007            $13,443            $14,922             $10,551                       $12,576
           7/31/2007            $13,357            $14,698             $10,744                       $12,596
           8/31/2007            $13,185            $14,663             $10,875                       $12,658
           9/30/2007            $13,747            $15,455             $11,123                       $13,144
          10/31/2007            $14,267            $16,061             $11,302                       $13,508
          11/30/2007            $13,747            $15,357             $11,502                       $13,332
          12/31/2007            $13,674            $15,191             $11,470                       $13,241
           1/31/2008            $13,008            $13,951             $11,772                       $12,875
           2/29/2008            $13,008            $13,997             $11,958                       $12,998
           3/31/2008            $12,811            $13,798             $12,193                       $13,033

AVERAGE ANNUAL TOTAL RETURN

CLASS A                              3/31/08
----------------------------------------------
1-Year                                -3.46%
Since Inception (7/1/05)              +8.08%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                              3/31/08
----------------------------------------------
1-Year                                -0.62%
Since Inception (7/1/05)              +9.43%

                               Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

CLASS R                              3/31/08
----------------------------------------------
1-Year                                 +0.82%
Since Inception (7/1/05)               +9.63%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                        3/31/08
----------------------------------------------
1-Year                                +0.93%
Since Inception (7/1/05)             +10.14%

CLASS R (7/1/05 - 3/31/08)

[GRAPH]

                           TEMPLETON INCOME        MSCI AC        LEHMAN BROTHERS         50% MSCI AC WORLD INDEX/50%
              DATE               FUND            WORLD INDEX      MULTIVERSE INDEX      LEHMAN BROTHERS MULTIVERSE INDEX
--------------------------------------------------------------------------------------------------------------------------
            7/1/2005            $10,000            $10,000             $10,000                       $10,000
           7/31/2005            $10,120            $10,372             $ 9,929                       $10,151
           8/31/2005            $10,120            $10,456             $10,089                       $10,273
           9/30/2005            $10,111            $10,774             $ 9,934                       $10,351
          10/31/2005            $ 9,911            $10,485             $ 9,789                       $10,137
          11/30/2005            $10,031            $10,873             $ 9,724                       $10,290
          12/31/2005            $10,279            $11,143             $ 9,821                       $10,469
           1/31/2006            $10,724            $11,694             $ 9,949                       $10,796
           2/28/2006            $10,805            $11,681             $ 9,919                       $10,774
           3/31/2006            $10,892            $11,932             $ 9,825                       $10,839
           4/30/2006            $11,382            $12,335             $10,009                       $11,123
           5/31/2006            $11,096            $11,859             $10,131                       $10,977
           6/30/2006            $11,057            $11,859             $10,052                       $10,934
           7/31/2006            $11,264            $11,943             $10,155                       $11,028
           8/31/2006            $11,429            $12,259             $10,275                       $11,239
           9/30/2006            $11,553            $12,405             $10,278                       $11,308
          10/31/2006            $11,970            $12,872             $10,380                       $11,577
          11/30/2006            $12,221            $13,243             $10,632                       $11,884
          12/31/2006            $12,478            $13,542             $10,501                       $11,945
           1/31/2007            $12,520            $13,679             $10,405                       $11,951
           2/28/2007            $12,520            $13,613             $10,616                       $12,043
           3/31/2007            $12,768            $13,891             $10,642                       $12,181
           4/30/2007            $13,445            $14,514             $10,764                       $12,524
           5/31/2007            $13,614            $14,961             $10,604                       $12,624
           6/30/2007            $13,488            $14,922             $10,551                       $12,576
           7/31/2007            $13,402            $14,698             $10,744                       $12,596
           8/31/2007            $13,230            $14,663             $10,875                       $12,658
           9/30/2007            $13,756            $15,455             $11,123                       $13,144
          10/31/2007            $14,320            $16,061             $11,302                       $13,508
          11/30/2007            $13,799            $15,357             $11,502                       $13,332
          12/31/2007            $13,733            $15,191             $11,470                       $13,241
           1/31/2008            $13,067            $13,951             $11,772                       $12,875
           2/29/2008            $13,067            $13,997             $11,958                       $12,998
           3/31/2008            $12,873            $13,798             $12,193                       $13,033

ADVISOR CLASS (7/1/05 - 3/31/08)

[GRAPH]


                           TEMPLETON INCOME        MSCI AC        LEHMAN BROTHERS         50% MSCI AC WORLD INDEX/50%
              DATE               FUND            WORLD INDEX      MULTIVERSE INDEX      LEHMAN BROTHERS MULTIVERSE INDEX
--------------------------------------------------------------------------------------------------------------------------
            7/1/2005            $10,000            $10,000             $10,000                       $10,000
           7/31/2005            $10,120            $10,372             $ 9,929                       $10,151
           8/31/2005            $10,120            $10,456             $10,089                       $10,273
           9/30/2005            $10,155            $10,774             $ 9,789                       $10,137
          10/31/2005            $ 9,914            $10,485             $ 9,789                       $10,137
          11/30/2005            $10,035            $10,873             $ 9,724                       $10,290
          12/31/2005            $10,302            $11,143             $ 9,821                       $10,469
           1/31/2006            $10,789            $11,694             $ 9,949                       $10,796
           2/28/2006            $10,829            $11,681             $ 9,919                       $10,774
           3/31/2006            $10,924            $11,932             $ 9,825                       $10,839
           4/30/2006            $11,456            $12,335             $10,009                       $11,123
           5/31/2006            $11,169            $11,859             $10,131                       $10,977
           6/30/2006            $11,105            $11,859             $10,052                       $10,934
           7/31/2006            $11,312            $11,943             $10,155                       $11,028
           8/31/2006            $11,519            $12,259             $10,275                       $11,239
           9/30/2006            $11,659            $12,405             $10,278                       $11,308
          10/31/2006            $12,036            $12,872             $10,380                       $11,577
          11/30/2006            $12,330            $13,243             $10,632                       $11,884
          12/31/2006            $12,564            $13,542             $10,501                       $11,945
           1/31/2007            $12,649            $13,679             $10,405                       $11,951
           2/28/2007            $12,607            $13,613             $10,616                       $12,043
           3/31/2007            $12,920            $13,891             $10,642                       $12,181
           4/30/2007            $13,560            $14,514             $10,764                       $12,524
           5/31/2007            $13,773            $14,961             $10,604                       $12,624
           6/30/2007            $13,618            $14,922             $10,551                       $12,576
           7/31/2007            $13,532            $14,698             $10,744                       $12,596
           8/31/2007            $13,358            $14,663             $10,875                       $12,658
           9/30/2007            $13,946            $15,455             $11,123                       $13,144
          10/31/2007            $14,517            $16,061             $11,302                       $13,508
          11/30/2007            $13,946            $15,357             $11,502                       $13,332
          12/31/2007            $13,901            $15,191             $11,470                       $13,241
           1/31/2008            $13,227            $13,951             $11,772                       $12,875
           2/29/2008            $13,227            $13,997             $11,958                       $12,998
           3/31/2008            $13,040            $13,798             $12,193                       $13,033

                                16 | Annual Report

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. If the manager, subadvisor and administrator had not waived fees, the Fund's distribution rate and total returns would have been lower, and yield for the period would have been 3.72%, 3.49%, 3.63% and 4.13% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/08.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The hybrid index is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly.

                               Annual Report | 17

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                   BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                              VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07 - 3/31/08
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $  1,000           $   933.70              $  5.80
Hypothetical (5% return before expenses)               $  1,000           $ 1,019.00              $  6.06
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------

Actual                                                 $  1,000           $   931.90              $  7.73
Hypothetical (5% return before expenses)               $  1,000           $ 1,017.00              $  8.07
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------

Actual                                                 $  1,000           $   935.80              $  7.02
Hypothetical (5% return before expenses)               $  1,000           $ 1,017.75              $  7.31
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------

Actual                                                 $  1,000           $   935.00              $  4.60
Hypothetical (5% return before expenses)               $  1,000           $ 1,020.25              $  4.80

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.60%; R: 1.45% and
Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                               Annual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                                                         YEAR ENDED MARCH 31,
CLASS A                                                                          2008           2007         2006 g
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................            $    3.02      $    2.67     $   2.50
                                                                            ----------------------------------------
Income from investment operations a:
   Net investment income b .....................................                 0.12           0.10         0.07
   Net realized and unrealized gains (losses) ..................                (0.09)          0.36         0.15
                                                                            ----------------------------------------
Total from investment operations ...............................                 0.03           0.46         0.22
                                                                            ----------------------------------------
Less distributions from:
   Net investment income .......................................                (0.16)         (0.10)       (0.05)
   Net realized gains ..........................................                (0.02)         (0.01)          -- h
                                                                            ----------------------------------------
Total distributions ............................................                (0.18)         (0.11)       (0.05)
                                                                            ----------------------------------------
Redemption fees ................................................                   -- e           -- e         -- e
                                                                            ----------------------------------------
Net asset value, end of year ...................................            $    2.87      $    3.02     $   2.67

Total return c .................................................                 0.69%         17.65%        9.10%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ..............                 1.23% f        1.35% f      1.51% f
Expenses net of waiver and payments by affiliates ..............                 1.20% f        1.20% f      1.20% f
Net investment income ..........................................                 3.86%          3.61%        3.76%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................            $ 612,330      $ 330,576     $ 83,674
Portfolio turnover rate ........................................                22.89%         21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).

      20 | The accompanying notes are an integral part of these financial
                          statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

                                                                                         YEAR ENDED MARCH 31,
CLASS C                                                                          2008           2007         2006 g
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................            $    3.02     $     2.67     $   2.50
                                                                            ----------------------------------------
Income from investment operations a:
   Net investment income b .....................................                 0.11           0.09         0.06
   Net realized and unrealized gains (losses) ..................                (0.10)          0.36         0.16
                                                                            ----------------------------------------
Total from investment operations ...............................                 0.01           0.45         0.22
                                                                            ----------------------------------------
Less distributions from:
   Net investment income .......................................                (0.14)         (0.09)       (0.05)
   Net realized gains ..........................................                (0.02)         (0.01)          -- h
                                                                            ----------------------------------------
Total distributions ............................................                (0.16)         (0.10)       (0.05)
                                                                            ----------------------------------------
Redemption fees ................................................                   -- e           -- e         -- e
                                                                            ----------------------------------------
Net asset value, end of year ...................................            $    2.87      $    3.02     $   2.67
                                                                            ----------------------------------------
Total return c .................................................                 0.33%         17.26%        8.89%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ..............                 1.63% f        1.75% f      1.91% f
Expenses net of waiver and payments by affiliates ..............                 1.60% f        1.60% f      1.60% f
Net investment income ..........................................                 3.46%          3.21%        3.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................            $ 384,075      $ 216,391     $ 42,794
Portfolio turnover rate ........................................                22.89%         21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).

      Annual Report | The accompanying notes are an integral part of these
                          financial  statements. | 21

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

                                                                                         YEAR ENDED MARCH 31,
CLASS R                                                                          2008           2007         2006 g
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................            $    3.02      $    2.67     $   2.50
                                                                            ----------------------------------------
Income from investment operations a:
   Net investment income b .....................................                 0.11           0.10         0.06
   Net realized and unrealized gains (losses) ..................                (0.08)          0.35         0.16
                                                                            ----------------------------------------
Total from investment operations ...............................                 0.03           0.45         0.22
                                                                            ----------------------------------------
Less distributions from:
   Net investment income .......................................                (0.15)         (0.09)       (0.05)
   Net realized gains ..........................................                (0.02)         (0.01)          -- h
                                                                            ----------------------------------------
Total distributions ............................................                (0.17)         (0.10)       (0.05)
                                                                            ----------------------------------------
Redemption fees ................................................                   -- e           -- e         -- e
                                                                            ----------------------------------------

Net asset value, end of year ...................................            $    2.88      $    3.02     $   2.67
                                                                            ----------------------------------------
Total return c .................................................                 0.82%         17.22%        8.92%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ..............                 1.48% f        1.60% f      1.76% f
Expenses net of waiver and payments by affiliates ..............                 1.45% f        1.45% f      1.45% f
Net investment income ..........................................                 3.61%          3.36%        3.51%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................            $   1,325      $     425     $    395
Portfolio turnover rate ........................................                22.89%         21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).

      22 | The accompanying notes are an integral part of these financial
                          statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

                                                          YEAR ENDED MARCH 31,
ADVISOR CLASS                                          2008       2007       2006 g
                                                    ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   3.03    $  2.67    $  2.50
                                                    ------------------------------
Income from investment operations a:
    Net investment income b .....................       0.12       0.11       0.08
    Net realized and unrealized gains (losses)...      (0.09)      0.37       0.15
                                                    ------------------------------
Total from investment operations ................       0.03       0.48       0.23
                                                    ------------------------------
Less distributions from:
    Net investment income .......................      (0.16)     (0.11)      0.06)
    Net realized gains ..........................      (0.02)     (0.01)        -- h
                                                    ------------------------------
Total distributions .............................      (0.18)     (0.12)      0.06)
                                                    ------------------------------
Redemption fees .................................         -- e       -- e       -- h
                                                    ------------------------------
Net asset value, end of year ....................   $   2.88    $  3.03    $  2.67
                                                    ------------------------------
Total return c ..................................       0.93%     18.28%      9.24%


RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by
   affiliates ...................................       0.98% f    1.10% f    1.26% f
Expenses net of waiver and payments by
   affiliates ...................................       0.95% f    0.95% f    0.95% f
Net investment income ...........................       4.11%      3.86%      4.01%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 23,095    $ 3,550    $ 1,259
Portfolio turnover rate .........................      22.89%     21.22%      5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 23

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2008

TEMPLETON INCOME FUND                                        INDUSTRY                   SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 91.0%
COMMON STOCKS 44.3%
AUSTRALIA 0.5%
Billabong International Ltd. ..............      Textiles, Apparel & Luxury Goods        395,921   $ 4,703,819
                                                                                                   -----------
AUSTRIA 0.6%
Telekom Austria AG ........................   Diversified Telecommunication Services     287,620     5,942,214
                                                                                                   -----------
CHINA 0.4%
Travelsky Technology Ltd., H ..............                 IT Services                5,259,000     3,911,720
                                                                                                   -----------
EGYPT 0.4%
Egyptian Mobile Services ..................    Wireless Telecommunication Services       119,135     4,309,043
                                                                                                   -----------
FRANCE 4.4%
France Telecom SA .........................   Diversified Telecommunication Services     360,180    12,108,456
Sanofi-Aventis ............................              Pharmaceuticals                 152,490    11,436,874
Total SA, B ...............................        Oil, Gas & Consumable Fuels           143,590    10,660,586
Vivendi SA ................................                  Media                       268,200    10,476,677
                                                                                                   -----------
                                                                                                    44,682,593
                                                                                                   -----------
GERMANY 1.9%
Bayerische Motoren Werke AG ...............              Automobiles                     144,720     8,003,542
Deutsche Post AG ..........................         Air Freight & Logistics              231,540     7,082,219
Siemens AG ................................        Industrial Conglomerates               38,270     4,179,183
                                                                                                   -----------
                                                                                                    19,264,944
                                                                                                   -----------
HONG KONG 2.5%
Bank of East Asia Ltd. ....................              Commercial Banks                791,172     3,958,807
Hopewell Holdings Ltd. ....................       Transportation Infrastructure        2,709,000    10,283,774
aRREEF China Commercial Trust .............   Real Estate Management & Development     8,448,000     3,624,819
Yue Yuen Industrial Holdings Ltd. .........    Textiles, Apparel & Luxury Goods        2,533,000     7,939,827
                                                                                                   -----------
                                                                                                    25,807,227
                                                                                                   -----------
ITALY 2.8%
Eni SpA ...................................        Oil, Gas & Consumable Fuels           249,186     8,495,070
Intesa Sanpaolo SpA .......................              Commercial Banks              1,001,556     7,058,075
UniCredit SpA .............................               Commercial Banks             1,885,281    12,616,285
                                                                                                   -----------
                                                                                                    28,169,430
                                                                                                   -----------
JAPAN 2.1%
Nintendo Co. Ltd. .........................                   Software                     6,300     3,246,478
Takeda Pharmaceutical Co. Ltd. ............               Pharmaceuticals                210,500    10,530,804
Tamron Co. Ltd. ...........................      Leisure Equipment & Products            120,300     2,948,855
Toyota Motor Corp. ........................                  Automobiles                  99,200     4,942,844
                                                                                                   -----------
                                                                                                    21,668,981
                                                                                                   -----------
MEXICO 0.4%
Telefonos de Mexico SAB de CV, (Telmex), L,
   ADR ....................................   Diversified Telecommunication Services     121,460     4,566,896
                                                                                                   -----------

                               24 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                        INDUSTRY                     SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONTINUED)
 COMMON STOCKS (CONTINUED)
 NETHERLANDS 2.0%
 ING Groep NV ..............................              Capital Markets                 357,710   $ 13,391,688
 Reed Elsevier NV ..........................                  Media                       366,356      6,984,894
                                                                                                    ------------
                                                                                                      20,376,582
                                                                                                    ------------
 RUSSIA 0.4%
 Mobile TeleSystems, ADR ...................    Wireless Telecommunication Services        50,890      3,860,006
                                                                                                    ------------
 SINGAPORE 1.5%
 Singapore Telecommunications Ltd. .........  Diversified Telecommunication Services    5,453,999     15,495,103
                                                                                                    ------------
 SOUTH AFRICA 1.0%
 Foschini Ltd. .............................             Specialty Retail                 714,429      3,394,006
 Massmart Holdings Ltd. ....................         Food & Staples Retailing             856,454      7,057,656
                                                                                                    ------------
                                                                                                      10,451,662
                                                                                                    ------------
 SOUTH KOREA 0.6%
 Kookmin Bank ..............................             Commercial Banks                 112,558      6,296,474
                                                                                                    ------------

 SPAIN 0.7%
 Telefonica SA .............................  Diversified Telecommunication Services      256,118      7,357,005
                                                                                                    ------------
 TAIWAN 2.8%
 Chunghwa Telecom Co. Ltd., ADR ............  Diversified Telecommunication Services      447,327     11,639,449
 Compal Electronics Inc. ...................         Computers & Peripherals           10,896,664     10,453,080
 Mega Financial Holding Co. Ltd. ...........             Commercial Banks               7,744,000      6,078,073
                                                                                                    ------------
                                                                                                      28,170,602
                                                                                                    ------------
 THAILAND 1.4%
 Advanced Info Service Public Co. Ltd.,
  fgn. .....................................   Wireless Telecommunication Services      1,394,600      4,431,522
a Bank of Ayudhya Public Co. Ltd., GDR .....             Commercial Banks               6,642,000      4,875,443
 Krung Thai Bank Public Co. Ltd., fgn. .....             Commercial Banks              16,652,500      5,397,379
                                                                                                    ------------
                                                                                                      14,704,344
                                                                                                    ------------
 UNITED KINGDOM 10.5%
 Aviva PLC .................................                 Insurance                    616,640      7,556,483
 BP PLC ....................................       Oil, Gas & Consumable Fuels            916,935      9,316,646
 Centrica PLC ..............................              Multi-Utilities                 668,040      3,953,976
 Compass Group PLC .........................      Hotels, Restaurants & Leisure           592,445      3,788,716
 GlaxoSmithKline PLC .......................              Pharmaceuticals                 513,196     10,856,543
 HSBC Holdings PLC .........................             Commercial Banks                 820,691     13,368,570
 Kingfisher PLC ............................             Specialty Retail               3,002,837      7,866,051
 Old Mutual PLC ............................                Insurance                   3,833,190      8,405,696
 Pearson PLC ...............................                  Media                       574,350      7,767,720
 Royal Bank of Scotland Group PLC ..........             Commercial Banks                 515,913      3,452,864
 Royal Dutch Shell PLC, B ..................        Oil, Gas & Consumable Fuels           188,066      6,333,492

                               Annual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                              INDUSTRY                  SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  UNITED KINGDOM (CONTINUED)
  Tesco PLC ........................................         Food & Staples Retailing         759,641   $   5,713,453
  Vodafone Group PLC ...............................  Wireless Telecommunication Services   4,931,037      14,766,534
  Yell Group PLC ...................................                 Media                  1,286,990       3,933,208
                                                                                                        -------------
                                                                                                          107,079,952
                                                                                                        -------------

  UNITED STATES 7.4%
  Bank of America Corp..............................            Commercial Banks              176,440       6,688,840
  Bristol-Myers Squibb Co...........................            Pharmaceuticals               181,290       3,861,477
  General Electric Co...............................        Industrial Conglomerates          441,860      16,353,239
  JPMorgan Chase & Co. .............................     Diversified Financial Services       173,536       7,453,371
  Merck & Co. Inc. .................................            Pharmaceuticals               286,806      10,884,288
  Microsoft Corp. ..................................                Software                  448,190      12,719,632
  Pfizer Inc. ......................................            Pharmaceuticals               237,142       4,963,382
  United Parcel Service Inc., B ....................         Air Freight & Logistics          166,930      12,189,229
                                                                                                         ------------
                                                                                                           75,113,458
                                                                                                        -------------

  TOTAL COMMON STOCKS (COST $ 475,908,080)..........                                                      451,932,055

  EQUITY LINKED  SECURITIES 2.7%
  UNITED STATES 2.7%
b The Goldman Sachs Group Inc. into Accenture Ltd.,
  6.35%, 144A ......................................               IT Services                133,000       4,668,034
  7.15%, 144A ......................................               IT Services                147,720       5,205,948
b The Goldman Sachs Group Inc. into Comcast Corp.,
  6.275%, 144A .....................................                  Media                   247,520       4,603,129
b The Goldman Sachs Group Inc. into News Corp.,
  4.80%, 144A ......................................                  Media                   446,200       8,470,661
b Morgan Stanley into Comcast Corp., 5.00%,
  144A .............................................                  Media                   242,500       4,708,138
                                                                                                        -------------

  TOTAL EQUITY LINKED SECURITIES
    (COST $ 29,305,255) ............................                                                       27,655,910
                                                                                                        -------------


  PREFERRED STOCK (COST $7,453,684) 1.1%
  BRAZIL 1.1%
  Companhia Vale do Rio Doce, ADR, pfd., A .........             Metals & Mining              402,330      11,727,919
                                                                                                        -------------

                                                                                 PRINCIPAL AMOUNT e
                                                                                 ------------------
c,d SENIOR FLOATING RATE INTERESTS 5.3%
    BERMUDA 0.1%
  j Intelsat Subsidiary Holding Co. Ltd.,
    Unfunded Bridge Loan, 5.25%, 12/30/13 ..........                                  1,000,000               910,500
                                                                                                        -------------

                               26 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                             PRINCIPAL AMOUNT e     VALUE
---------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
SENIOR FLOATING RATE INTERESTS (CONTINUED)
ITALY 0.0% f
Wind Telecomunicazioni SpA,
           Term Loan B-2, 7.125%, 9/30/13 .....        250,000        $   231,454
           Term Loan C-2, 7.625%, 9/30/14 .....        250,000            233,150
                                                                      -----------
                                                                          464,604
                                                                      -----------
MACAU 0.1%
VML U.S. Finance LLC (Venetian Macau),
    New Project Term Loans, 4.95%, 5/25/13 ....      1,000,000            906,250
                                                                      -----------

NETHERLANDS 0.1%
UPC Financing Partnership, Term Loan N,
    4.869%, 12/31/14 ..........................      1,000,000            892,500
                                                                      -----------

UNITED STATES 5.0%
Affinion Group Inc., Term Loan B,
    5.099% - 5.57%, 10/17/12 ..................        933,064            864,639
Allied Waste North America Inc.,
           Credit Link, 4.50%, 3/28/14 ........        563,222            533,371
           Term Loan B, 4.06% - 4.59%,
           3/28/14 ............................        936,778            887,129
Alltel Communications Inc., Term Loan B-3,
    5.568%, 5/18/15 ...........................      5,472,500          4,950,330
Amsted Industries Inc.,
           Delay Draw, 5.085% - 6.84%,
           4/05/13 ............................        593,611            558,428
           Term Loan B, 4.67% - 6.26%,
           4/05/13 ............................      1,356,472          1,295,431
ARAMARK Corp.,
           Synthetic L/C, 5.198%, 1/26/14 .....         59,292             55,389
           Term Loan B, 4.571%, 1/26/14 .......        933,296            871,855
Bausch and Lomb Inc.,
         g Delayed Draw Term Loan, 5.946%,
           4/28/15 ............................        180,000            175,193
           Parent Term Loan B, 5.946%,
           4/28/15 ............................      1,436,400          1,398,041
Celanese U.S. Holdings LLC, Dollar Term Loan,
    6.229%, 4/02/14 ...........................      1,000,000            935,000
Community Health Systems Inc., Term Loan,
    5.335%, 7/25/14  ..........................      1,360,536          1,257,056
CSC Holdings Inc. (Cablevision), Incremental
    Term Loan, 4.75%, 3/29/13 .................      1,496,183          1,401,952
DaVita Inc., Term Loan B-1, 4.21% - 6.23%,
    10/05/12 ..................................        500,000            470,853
Dex Media West LLC, Term Loan B2,
    4.20% - 4.59%, 3/09/10 ....................        691,875            665,641
DIRECTV Holdings LLC, Term Loan B, 4.204%,
    4/13/13 ...................................        413,829            399,000
DJO Finance LLC, Term Loan B, 5.696%,
    5/20/14 ...................................        897,750            852,862
Education Management LLC, Term Loan C,
    4.50%, 6/01/13 ............................      1,430,482          1,248,096
EnerSys Capital Inc., New 2007 Term Loans,
    4.349% - 4.878%, 3/17/11 ..................        385,125            360,092

                               Annual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                PRINCIPAL AMOUNT e     VALUE
------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
SENIOR FLOATING RATE INTERESTS (CONTINUED)
UNITED STATES (CONTINUED)
Fairchild Semiconductor Corp., Initial Term Loan,
    4.196%, 6/26/13 ..............................         644,485      $    590,941
First Data Corp., Term Loan B-2,
    5.349% - 5.446%, 9/24/14 .....................       5,472,500         4,937,689
Fresenius Medical Care Holdings Inc., Term Loan B,
    3.954% - 6.205%, 3/31/13 .....................       1,000,000           958,036
Georgia-Pacific Corp., Term Loan B,
    4.446% - 4.835%, 12/20/12 ....................       1,492,366         1,377,484
HCA Inc., Term Loan B-1, 7.08%, 11/18/13 .........       3,989,924         3,675,363
Idearc Inc., Term Loan B, 4.70% - 4.71%,
    11/17/14 .....................................       1,496,222         1,203,897
Jarden Corp., Term Loan B-3, 7.33%, 1/24/12 ......         498,747           475,316
Jostens IH Corp. (Visant Holding Corp.),
    Term Loan C, 6.717%, 12/21/11 ................       1,139,343         1,080,712
Nielsen Finance LLC (VNU Inc.), Term Loan B,
    6.50%, 8/09/13 ...............................       1,989,905         1,800,864
NRG Energy Inc.,
       Credit Link, 2.596%, 2/01/13 ..............         440,822           413,577
       Term Loan, 4.196%, 2/01/13 ................         905,254           849,304
Nuveen Investments Inc., Term Loan B,
    5.654% - 5.704%, 11/13/14 ....................       1,800,000         1,626,188
Oshkosh Corp., Term Loan B, 4.76%, 12/06/13 ......       1,000,000           933,563
OSI Restaurant Partners LLC (Outback),
       Pre-Funded Revolving Credit, 2.67%,
       6/14/13 ...................................         106,631            82,905
       Term Loan B, 5.00%, 6/14/14 ...............       1,340,054         1,041,892
Penn National Gaming Inc., Term Loan B,
    4.88% - 6.60%, 10/03/12 ......................         497,449           473,958
RBS Global Inc. (Rexnord Corp.), Term Loan,
    5.099% - 6.426%, 7/22/13 .....................         500,000           456,250
Regal Cinemas Corp., Term Loan, 4.196%,
    10/27/13 .....................................         497,475           464,020
Rockwood Specialties Group Inc., Term Loan E,
    4.744%, 7/30/12 ..............................       1,696,410         1,612,061
Texas Competitive Electric Holdings Co. LLC,
    Term Loan B-2, 6.478% - 6.596%, 10/10/14 .....       3,980,000         3,634,011
TRW Automotive Inc., Tranche B-1 Term Loan,
    4.625% - 4.688%, 2/09/14 .....................         458,844           433,990
Univision Communications Inc., Term Loan B,
    4.954% - 5.494%, 9/29/14 .....................       1,932,886         1,529,396
West Corp., Term Loan B-2, 5.079% - 6.093%,
    10/24/13 .....................................       1,996,222         1,754,260
                                                                        ------------
                                                                          50,586,035
                                                                        ------------

TOTAL SENIOR FLOATING RATE INTERESTS
    (COST $56,481,819) ...........................                        53,759,889
                                                                        ------------

                               28 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                    PRINCIPAL AMOUNT e     VALUE
----------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES 9.7%
    BERMUDA 0.1%
    Intelsat Subsidiary Holding Co. Ltd., senior note,
        8.25%, 1/15/13 ...............................        800,000        $   810,000
                                                                             -----------
    CANADA 0.3%
    Canadian Natural Resources Ltd., 5.90%,
        2 /01/18 .....................................      1,000,000          1,025,387
    CanWest Media Inc., senior sub. note, 8.00%,
        9/15/12 ......................................        200,000            191,000
  b CanWest Mediaworks LP, senior sub. note, 144A,
        9.25%, 8/01/15 ...............................        600,000            555,000
    Novelis Inc., senior note, 7.25%, 2/15/15 ........      1,000,000            890,000
    Quebecor Media Inc.,
      b 144A, 7.75%, 3/15/16 .........................        600,000            550,500
        senior note, 7.75%, 3/15/16 ..................        200,000            183,500
                                                                             -----------
                                                                               3,395,387
                                                                             -----------

    GERMANY 0.0% f
    FMC Finance III SA, senior note, 6.875%,
        7/15/17 ......................................        350,000            351,750
                                                                             -----------

    ICELAND 0.0% f
b,c Landsbanki Islands HF, 144A, FRN, 3.793%,
        8/25/09 ......................................        500,000            453,506
                                                                             -----------

    INDIA 0.2%
  b ICICI Bank Ltd., 144A, 6.625%, 10/03/12 ..........      1,500,000          1,499,539
                                                                             -----------

    ITALY 0.2%
    Telecom Italia Capital, senior note, 4.95%,
        9/30/14 ......................................      2,000,000          1,823,076
                                                                             -----------

    JAMAICA 0.1%
 b  Digicel Group Ltd., senior note, 144A, 8.875%,
        1/15/15 ......................................      1,000,000            837,500
                                                                             -----------

    KAZAKHSTAN 0.1%
 b  HSBK Europe BV, 144A, 7.25%, 5/03/17 ............        800,000            696,000
                                                                             -----------

    NETHERLANDS 0.1%
 b  Intergen NV, senior secured note, 144A, 9.00%,
        6/30/17 ......................................        500,000            525,000
                                                                             -----------

    RUSSIA 0.2%
 h  Alfa MTN Markets Ltd. for ABH Financial Ltd.,
        Reg S, 8.20%, 6/25/12 ........................        495,000            469,520
 b  LUKOIL International Finance BV, 144A, 6.656%,
        6/07/22 ...............................             2,000,000          1,757,500
                                                                             -----------
                                                                               2,227,020
                                                                             -----------

                               Annual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                            PRINCIPAL AMOUNT e      VALUE
-------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    SOUTH AFRICA 0.1%
b,c Edcon Holdings, 144A, FRN, 10.106%,
           6/15/15 ...........................................          500,000 EUR   $   359,063
  h Edcon Proprietary Ltd., senior secured note, Reg S,
           FRN, 7.856%, 6/15/14 ..............................          800,000 EUR       839,656
                                                                                      -----------
                                                                                        1,198,719
                                                                                      -----------

    SOUTH KOREA 0.2%
    Kumho Industrial Co. Ltd., 5.75%,
                 8/04/09 .....................................      780,000,000 KRW       782,020
                 10/23/09 ....................................      370,000,000 KRW       367,105
    Woori Capital Co. Ltd., 5.14%, 5/21/08 ...................      730,000,000 KRW       736,348
                                                                                      -----------
                                                                                        1,885,473
                                                                                      -----------

    SWITZERLAND 0.1%
  b Petroplus Finance Ltd., senior note, 144A, 6.75%,
            5/01/14 ..........................................          800,000           728,000
                                                                                      -----------

    UNITED KINGDOM 0.3%
  b British Sky Broadcasting Group PLC, senior note,
            144A, 6.10%, 2/15/18 .............................        1,000,000           999,911
  b Ceva Group PLC, senior note, 144A, 10.00%,
            9/01/14 ..........................................          500,000           486,250
  b Ineos Group Holdings PLC, 144A, 8.50%,
            2/15/16 ..........................................          900,000           704,250
    Inmarsat Finance II PLC, senior note, zero cpn ....
            to 11/15/08, 10.375% thereafter, 11/15/12 ........        1,000,000           975,000
                                                                                      -----------
                                                                                        3,165,411
                                                                                      -----------

    UNITED STATES 7.7%
    AES Corp., senior note, 8.00%, 10/15/17 ..................          700,000           712,250
  b Allison Transmission Inc., senior note, 144A,
            11.00%, 11/01/15 .................................          700,000           612,500
    Aquila Inc., senior note, 9.95%, 2/01/11 .................          100,000           105,821
  i Bank of America Corp., K, 8.00%, Perpetual ...............        2,000,000         2,006,440
    Bristow Group Inc., senior note, 7.50%, 9/15/17 ..........          900,000           909,000
    CenterPoint Energy Inc., senior note, 6.125%,
            11/01/17 .........................................        2,000,000         2,047,140
    CCH II LLC, senior note, 10.25%, 9/15/10 .................        1,000,000           915,000
    Chesapeake Energy Corp., senior note,
                 7.625%, 7/15/13 .............................           50,000            51,500
                 6.25%, 1/15/18 ..............................        1,550,000         1,488,000
    CIT Group Inc., senior note, 7.625%, 11/30/12 ............        2,000,000         1,664,428
  c Citigroup Inc., pfd., junior sub. bond, FRN, 8.30%,
            12/21/77 .........................................        2,000,000         1,976,544
    Comcast Corp., senior note, 6.30%, 11/15/17 ..............        1,000,000         1,014,305
    Copano Energy LLC, senior note, 8.125%,
            3/01/16 ..........................................          600,000           624,000

                               30 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                  PRINCIPAL AMOUNT e      VALUE
---------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  UNITED STATES (CONTINUED)

  Crown Americas Inc., senior note, 7.75%,
     11/15/15 ......................................       1,000,000        $ 1,032,500
  CSC Holdings Inc.,
         senior deb., 7.625%, 7/15/18 ..............         700,000            642,250
         senior note, 6.75%, 4/15/12 ...............         100,000             97,000
  Dean Foods Inc., senior note, 7.00%, 6/01/16 .....         600,000            528,000
  Dex Media Inc., senior disc. note, zero cpn. to
     11/15/08, 9.00% thereafter, 11/15/13 ..........         200,000            145,000
  Dex Media West LLC, senior sub. note, 9.875%,
     8/15/13 .......................................         150,000            130,875
  Dollar General Corp., senior note, 10.625%,
     7/15/15 .......................................         600,000            582,000
  DRS Technologies Inc., senior sub. note,
         6.875%, 11/01/13 ..........................         600,000            591,000
         7.625%, 2/01/18 ...........................         200,000            201,000
  Dynegy Holdings Inc., senior note,
         7.50%, 6/01/15 ............................         500,000            471,250
         8.375%, 5/01/16 ...........................         400,000            398,000
  Edison Mission Energy, senior note, 7.00%,
     5/15/17 .......................................       1,000,000          1,000,000
  Embarq Corp., senior note, 7.082%, 6/01/16 .......       2,000,000          1,896,908
b Fontainebleau Las Vegas, 144A, 10.25%,
     6/15/15 .......................................        1,000,000           710,000
  Ford Motor Credit Co. LLC, senior note,
         5.80%, 1/12/09 ............................         250,000            238,215
         9.875%, 8/10/11 ...........................         650,000            580,551
  Forest City Enterprises Inc., senior note, 7.625%,
     6/01/15 .......................................         150,000            143,250
  Freeport-McMoRan Copper & Gold Inc., senior note,
     8.375%, 4/01/17 ...............................         200,000            212,750
  Freescale Semiconductor Inc., senior note, 8.875%,
     12/15/14 ......................................         500,000            393,750
  Fresenius Medical Care Capital Trust IV, 7.875%,
     6/15/11 .......................................         250,000            260,625
  GMAC LLC,
         7.25%, 3/02/11 ............................       1,750,000          1,380,022
         6.875%, 8/28/12 ...........................         250,000            190,217
  The Goldman Sachs Group Inc., sub. note, 6.75%,
     10/01/37 ......................................       2,000,000          1,866,346
  HCA Inc.,
         senior note, 6.50%, 2/15/16 ...............       1,100,000            932,250
         senior secured note, 9.125%, 11/15/14 .....         500,000            516,250
  Host Marriott LP, senior note,
         K, 7.125%, 11/01/13 .......................         100,000             98,500
         M, 7.00%, 8/15/12 .........................         200,000            196,500
  Huntsman International LLC, senior sub. note,
     7.875%, 11/15/14 ..............................         250,000            266,250

                               Annual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                   PRINCIPAL AMOUNT e     VALUE
---------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  UNITED STATES (CONTINUED)
  Idearc Inc., senior note, 8.00%, 11/15/16 .........       1,000,000       $   652,500
  Iron Mountain Inc., senior sub. note, 8.75%,
     7/15/18 ........................................       1,000,000         1,042,500
  Jarden Corp., senior sub. note, 7.50%, 5/01/17 ....         700,000           616,000
  Jostens IH Corp., senior sub. note, 7.625%,
     10/01/12 .......................................       1,000,000           977,500
  JPMorgan Chase Capital XXII, sub. bond, 6.45%,
     2/02/37 ........................................       1,500,000         1,298,393
  JSG Funding PLC, senior sub. note, 7.75%,
     4/01/15 ........................................       1,000,000           880,000
  KB Home, senior note, 6.25%, 6/15/15 ..............         800,000           713,000
  The Kroger Co., 6.15%, 1/15/20 ....................       1,000,000         1,029,906
  Lamar Media Corp., senior sub. note,
         7.25%, 1/01/13 .............................         100,000            95,500
         6.625%, 8/15/15 ............................         800,000           708,000
  Lehman Brothers Holdings Inc.,
         senior note, 6.20%, 9/26/14 ................         600,000           592,725
         sub. note, 6.50%, 7/19/17 ..................       2,000,000         1,903,826
b MacDermid Inc., senior sub. note, 144A, 9.50%,
     4/15/17 ........................................         900,000           810,000
  Markwest Energy Partners LP, senior note, 6.875%,
     11/01/14 .......................................         800,000           760,000
  Merrill Lynch & Co. Inc., senior note, 6.40%,
     8/28/17 ........................................       3,000,000         2,967,648
c MetLife Inc., junior sub. note, FRN, 6.40%,
     12/15/66 .......................................       2,000,000         1,594,180
  MetroPCS Wireless Inc., senior note, 9.25%,
     11/01/14 .......................................         800,000           740,000
  MGM MIRAGE, senior note,
         6.625%, 7/15/15 ............................         600,000           525,000
         7.50%, 6/01/16 .............................         100,000            90,500
  Michaels Stores Inc., senior note, 10.00%,
       11/01/14 .....................................       1,600,000         1,408,000
  Morgan Stanley,
         senior note, 6.625%, 4/01/18 ...............       1,000,000         1,002,887
         sub. note, 4.75%, 4/01/14 ..................       2,000,000         1,858,932
  Nalco Co., senior sub. note, 8.875%, 11/15/13 .....      1, 000,000         1,032,500
b NewPage Corp., senior secured note, 144A,
     10.00%, 5/01/12 ................................         900,000           918,000
  Nortek Inc., senior sub. note, 8.50%, 9/01/14 .....         600,000           447,000
  NRG Energy Inc., senior note, 7.375%, 2/01/16 .....       1,600,000         1,572,000
b Outback Steakhouse Inc., senior note, 144A,
     10.00%, 6/15/15 ................................         800,000           508,000
  Owens-Brockway Glass Container Inc., senior note,
     6.75%, 12/01/14 ................................         300,000           300,000

                               32 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                   PRINCIPAL AMOUNT e     VALUE
---------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  UNITED STATES (CONTINUED)
  Pinnacle Entertainment Inc., senior sub. note,
            8.25%, 3/15/12 ..........................       800,000         $   758,000
            8.75%, 10/01/13 .........................       100,000              99,000
  Quest Diagnostics Inc., 6.40%, 7/01/17 ............     1,000,000           1,008,545
  R.H. Donnelley Corp., senior note,
            8.875%, 1/15/16 .........................     1,600,000           1,020,000
          b 144A, 8.875%, 10/15/17 ..................       200,000             126,000
  Radio One Inc., senior sub. note, 6.375%,
     2/15/13 ........................................       800,000             580,000
  RBS Global & Rexnord Corp.,
            senior note, 9.50%, 8/01/14 .............       700,000             658,000
            senior sub. note, 11.75%, 8/01/16 .......       300,000             261,000
  Reynolds American Inc., senior secured note,
     7.625%, 6/01/16 ................................       300,000             317,245
  Royal Caribbean Cruises Ltd., senior deb.,
     7.25%, 3/15/18 .................................       800,000             711,018
  RSC Equipment Rental Inc., senior note,
     9.50%, 12/01/14 ................................       300,000             252,000
  Sanmina-SCI Corp.,
        b,c senior note, 144A, FRN, 5.55%,
            6/15/14 .................................       400,000             362,000
            senior sub. note, 8.125%, 3/01/16 .......       500,000             445,000
  Smithfield Foods Inc., senior note, 7.75%,
            5/15/13 .................................       400,000             398,000
            7/01/17 .................................       200,000             196,000
  Station Casinos Inc., senior sub. note, 6.875%,
     3/01/16 ........................................     1,600,000             940,000
  SunGard Data Systems Inc.,
            senior note, 9.125%, 8/15/13 ............       300,000             304,500
            senior sub. note, 10.25%, 8/15/15 .......     1,300,000           1,313,000
  Tesoro Corp., senior note, 6.50%, 6/01/17  ........       800,000             720,000
b Texas Competitive Electric Holdings Co. LLC,
  senior note, 144A, 10.25%, 11/01/15 ...............     1,000,000           1,001,250
  Time Warner Inc., 5.875%, 11/15/16 ................     2,000,000           1,905,686
  TransDigm Inc., senior sub. note, 7.75%,
     7/15/14 ........................................       900,000             904,500
b TRW Automotive Inc., senior note, 144A, 7.25%,
     3/15/17 ........................................       900,000             823,500
  UBS AG Stamford, senior note, 5.875%,
     12/20/17 .......................................     1,000,000           1,024,766
  United Rentals North America Inc., senior sub .....
     note, 7.75%, 11/15/13 ..........................       500,000             407,500
  United Surgical Partners International Inc., senior
     sub. note, PIK, 9.25%, 5/01/17 .................       800,000             744,000
b Univision Communications Inc., senior note, 144A,
     PIK, 9.75%, 3/15/15 ............................     1,600,000             976,000
c U.S. Oncology Holdings Inc., senior note, FRN,
     PIK, 10.759%, 3/15/12 ..........................       948,000             734,921

                               Annual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                       PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
      Vanguard Health Holding Co. II LLC, senior sub.
          note, 9.00%, 10/01/14                                   900,000           $    870,750
      Viacom Inc., senior note, 6.875%, 4/30/36                 1,000,000                966,110
      Weatherford International Ltd., senior note, 6.00%,
          3/15/18                                                 600,000                604,694
      The Williams Cos. Inc.,
             8.75%, 3/15/32                                       100,000                116,000
             senior note, 7.625%, 7/15/19                         600,000                643,500
                                                                                    ------------
                                                                                      79,065,169
                                                                                    ------------

      TOTAL CORPORATE BONDS & NOTES (COST $ 103,823,545)
                                                                                      98,661,550
                                                                                    ------------

      FOREIGN GOVERNMENT AND AGENCY SECURITIES 27.3%
      ARGENTINA 0.7%
c,j,k Government of Argentina, FRN, 3.092%,
          8/03/12                                              12,575,000              6,656,906
                                                                                    ------------
      AUSTRALIA 0.5%
      New South Wales Treasury Corp., 6.00%,
          5/01/12                                               4,900,000 AUD          4,342,074
      Queensland Treasury Corp., 6.00%, 7/14/09                 1,080,000 AUD            976,947
                                                                                    ------------
                                                                                       5,319,021
                                                                                    ------------

      BRAZIL 4.5%
      Nota Do Tesouro Nacional,
             9.762%, 1/01/12                                       24,320 l BRL       12,574,679
             9.762%, 1/01/14                                        5,000 l BRL        2,489,776
             9.762%, 1/01/17                                       31,425 l BRL       14,980,129
      m   Index Linked, 6.00%, 5/15/15                              2,600 l BRL        2,298,210
      m   Index Linked, 6.00%, 5/15/45                             15,735 l BRL       13,600,525
                                                                                    ------------
                                                                                      45,943,319
                                                                                    ------------

      CANADA 0.5%
      Government of Canada, 10.00%, 6/01/08                     4,715,000 CAD          4,653,001
                                                                                    ------------

      EL SALVADOR 0.0%f
    b Government of El Salvador, 144A, 7.65%,
          6/15/35                                                 100,000                106,500
                                                                                    ------------

      FRANCE 2.0%
      Government of France, 4.25%, 10/25/17                    13,050,000 EUR         20,789,498
                                                                                    ------------

      INDONESIA 2.5%
      Government of Indonesia,
             13.15%, 3/15/10                                  500,000,000 IDR             57,430
             15.425%, 9/15/10                               1,550,000,000 IDR            188,496
             10.00%, 10/15/11                               3,375,000,000 IDR            366,061

                               34 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                      PRINCIPAL AMOUNT e         VALUE
-----------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    INDONESIA (CONTINUED)
    Government of Indonesia, (continued)
       13.15%, 1/15/12 ...............................         2,700,000,000 IDR   $    322,081
       11.00%, 12/15/12 ..............................           100,000,000 IDR         11,103
       14.25%, 6/15/13 ...............................        10,805,000,000 IDR      1,345,146
       14.275%, 12/15/13 .............................         2,615,000,000 IDR        327,719
       11.00%, 10/15/14 ..............................           980,000,000 IDR        107,404
       9.50%, 6/15/15 ................................         4,937,000,000 IDR        497,908
       10.75%, 5/15/16 ...............................         3,050,000,000 IDR        326,263
       10.00%, 7/15/17 ...............................         4,156,000,000 IDR        417,297
       11.50%, 9/15/19 ...............................         7,315,000,000 IDR        790,874
       11.00%, 11/15/20 ..............................        15,000,000,000 IDR      1,540,136
       12.80%, 6/15/21 ...............................        24,487,000,000 IDR      2,802,767
       12.90%, 6/15/22 ...............................        10,410,000,000 IDR      1,198,260
       10.25%, 7/15/22 ...............................        3,500,000,000  IDR        336,502
       11.75%, 8/15/23 ...............................        20,415,000,000 IDR      2,174,734
       11.00%, 9/15/25 ...............................        34,000,000,000 IDR      3,393,248
       12.00%, 9/15/26 ...............................         3,350,000,000 IDR        359,768
       10.25%, 7/15/27 ...............................        95,460,000,000 IDR      8,902,294
       9.75%, 5/15/37  ...............................         1,750,000,000 IDR        153,160
                                                                                    ------------
                                                                                     25,618,651
                                                                                    ------------

    IRAQ 0.5%
  b Government of Iraq, 144A, 5.80%, 1/15/28 .........             7,400,000          5,235,500
                                                                                    ------------

    MALAYSIA 3.7%
    Government of Malaysia,
           6.45%, 7/01/08 ...........................             11,105,000 MYR      3,497,882
           3.917%, 9/30/08 ..........................                300,000 MYR         93,973
           7.00%, 3/15/09 ...........................              5,780,000 MYR      1,867,759
           3.756%, 4/28/11 ..........................             61,440,000 MYR     19,387,706
           3.461%, 7/31/13 ..........................              2,980,000 MYR        928,331
           3.814%, 2/15/17 ..........................              5,730,000 MYR      1,792,089
           4.24%, 2/07/18 ...........................             32,100,000 MYR     10,348,625
                                                                                    ------------
                                                                                     37,916,365
                                                                                    ------------

    MEXICO 4.0%
    Government of Mexico,
           8.00%, 12/17/15 ..........................               350,000 n MXN     3,398,825
       j   10.00%, 12/05/24 .........................             3,260,000 n MXN    37,777,790
                                                                                    ------------
                                                                                     41,176,615
                                                                                    ------------

    NETHERLANDS 1.4%
    Government of the Netherlands, 4.50%, 7/15/17 ...              8,980,000 EUR     14,636,029
                                                                                    ------------

    NEW ZEALAND 0.1%
    Government of New Zealand, 6.00%, 4/15/15 .......                830,000 NZD        636,424
                                                                                    ------------

                               Annual Report | 35

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                                  PRINCIPAL AMOUNT e       VALUE
----------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
NORWAY 0.6%
Government of Norway,

              5.50%, 5/15/09 .......................        24,800,000 NOK   $ 4,891,120
              6.50%, 5/15/13 .......................         3,300,000 NOK       709,800
                                                                             -----------
                                                                               5,600,920
                                                                             -----------

PERU 0.5%
Government of Peru,

              Series 7, 8.60%, 8/12/17 .............         4,830,000 PEN     2,039,117
              7.84%, 8/12/20 .......................         2,190,000 PEN       880,583
              7.35%, 7/21/25 .......................         2,340,000         2,648,260
                                                                             -----------
                                                                               5,567,960
                                                                             -----------


POLAND 1.0%
Government of Poland,

              5.75%, 6/24/08 .......................           350,000 PLN       157,092
              6.00%, 5/24/09 .......................         8,015,000 PLN     3,587,279
              6.25%, 10/24/15 ......................           855,000 PLN       388,844
              5.75%, 9/23/22 .......................        12,550,000 PLN     5,524,177
                                                                             -----------
                                                                               9,657,392
                                                                             -----------

SOUTH KOREA 1.6%
Korea Treasury Bond,

           j  5.50%, 9/10/17 .......................     6,600,000,000 KRW     6,780,683
              5.25%, 3/10/27 .......................     9,100,800,000 KRW     9,148,958
                                                                             -----------
                                                                              15,929,641
                                                                             -----------

SUPRANATIONAL 0.5%o
Inter-American Development Bank, senior note,
    7.50%, 12/05/24 ................................        60,000,000 MXN     5,539,034
                                                                             -----------

SWEDEN 2.7%
Government of Sweden,
              6.50%, 5/05/08 .......................        99,700,000 SEK    16,805,067
              5.00%, 1/28/09 .......................        55,150,000 SEK     9,339,485
           p  Strip, 9/17/08 .......................        11,000,000 SEK     1,815,770
                                                                             -----------
                                                                              27,960,322
                                                                             -----------

TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $266,631,089) ............................                         278,943,098
                                                                             -----------

                               36 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                              PRINCIPAL AMOUNT e       VALUE
--------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)

  MUNICIPAL BONDS 0.6%
  UNITED STATES 0.6%

j Illinois Finance Authority Revenue, Alexian
  Brothers Health System, Refunding, Series A,
  FSA Insured, 5.00%, 1/01/20 ...................       1,800,000        $   1,804,194
  California State Department of Water Resources
  Power Supply Revenue, Power Supply, Refunding,
  Series H, FSA Insured, 5.00%, 5/01/22 ........        4,300,000            4,500,896
                                                                         -------------
  TOTAL MUNICIPAL BONDS (COST $ 6,279,654) .....                             6,305,090
                                                                         -------------

                                                     NOTIONAL AMOUNT
                                                   -----------------
q OPTIONS PURCHASED 0.0% f
  PUTS
  BRAZIL 0.0% f

a Brazilian Real Put, strike price 1.90 BRL,
       expiration date 4/17/08 .................          100,000                   83
a Brazilian Real Put, strike price 2.05 BRL,
       expiration date 1/20/09 .................          100,000                2,265
                                                                         -------------

  TOTAL OPTIONS PURCHASED (COST $ 5,130) .......                                 2,348
                                                                         -------------

  TOTAL LONG TERM INVESTMENTS
  (COST $ 945,888,256)..........................

                                                                           928,987,859
                                                                         -------------


                                                    PRINCIPAL AMOUNTE e
                                                   --------------------
  SHORT TERM INVESTMENTS 10.8%
  FOREIGN GOVERNMENT SECURITIES 3.7%
  EGYPT 3.4%

p Egypt Treasury Bills, 4/01/08 - 3/17/09 ......

                                                      199,600,000 EGP       34,942,542
                                                                         -------------

  MALAYSIA 0.1%
  Government of Malaysia, 3.562%, 7/15/08 ......        1,580,000 MYR          494,189
                                                                         -------------

  SWEDEN 0.2%
p Government of Sweden, Strip, 6/18/08 .........       11,000,000 SEK        1,834,311
                                                                         -------------

  TOTAL FOREIGN GOVERNMENT SECURITIES
      (COST $ 36,572,594).......................                            37,271,042
                                                                         -------------

  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
      (COST $ 982,460,850)......................                           966,258,901
                                                                         -------------

                                                         SHARES
                                                      -----------
  MONEY MARKET FUND (COST $72,510,779) 7.1%
  UNITED STATES 7.1%

r Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 2.50% .................       72,510,779           72,510,779
                                                                         -------------
  TOTAL INVESTMENTS (COST $ 1,054,971,629)
  101.8%                                                                 1,038,769,680

                               Annual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND                     VALUE
--------------------------------------------------------
NET UNREALIZED GAIN ON FORWARD
   EXCHANGE CONTRACTS 0.4% ..........   $     3,977,169
OTHER ASSETS, LESS LIABILITIES (2.2)%       (21,921,878)

NET ASSETS 100.0%....................   $ 1,020,824,971

CURRENCY ABBREVIATIONS
AUD  - Australian Dollar
BRL  - Brazilian Real
CAD  - Canadian Dollar
EGP  - Egyptian Pound
EUR  - Euro
IDR  - Indonesian Rupiah
KRW  - South Korean Won
MXN  - Mexican Peso
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
NZD  - New Zealand Dollar
PEN  - Peruvian Nuevo Sol
PLN  - Polish Zloty
SEK  - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS
ADR  - American Depository Receipt
FRN  - Floating Rate Note
FSA  - Financial Security Assurance Inc.
GDR  - Global Depository Receipt
L/C  - Letter of Credit
MTN  - Medium Term Note
PIK  - Payment-In-Kind

                               38 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

a  Non-income producing for the twelve months ended March 31, 2008.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the aggregate value of these securities were $49,997,179, representing 4.90% of net assets.

c  The coupon rate shown represents the rate at period end.

d  See Note 1(f) regarding senior floating rate interests.

e  The principal amount is stated in U.S. dollars unless otherwise indicated.

f  Rounds to less than 0.1% of net assets.

g  See Note 10 regarding unfunded loan commitments.

h Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the aggregate value of these securities was $1,309,176, representing 0.13% of net assets.

i  Perpetual Bond with no stated maturity.

j A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

k The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

l  Principal amount is stated in 1000 Brazilian Real Units.

m  Redemption price at maturity is adjusted for inflation. See Note 1(h).


n  Principal amount is stated in 100 Mexican Peso Units.

o A supranational organization is an entity formed by two or more central governments through international treaties.

p  The security is traded on a discount basis with no stated coupon rate.

q  See Note 1(e) regarding options.

r See Note7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial
                                statements. | 39

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

                                                                TEMPLETON
                                                               INCOME FUND
                                                             ---------------
Assets:
    Investments in securities:
       Cost - Unaffiliated issuers .......................   $   982,460,850
       Cost - Sweep Money Fund (Note 7) ..................        72,510,779
                                                             ---------------
       Total cost of investments .........................   $ 1,054,971,629
                                                             ---------------
       Value - Unaffiliated issuers ......................       966,258,901
       Value - Sweep Money Fund (Note 7) .................        72,510,779
                                                             ---------------
       Total value of investments ........................     1,038,769,680
    Cash .................................................           451,069
    Foreign currency, at value (cost $1,466,808)  ........         1,467,131
    Receivables:
       Capital shares sold ...............................         4,162,609
       Dividends and interest ............................        10,726,289
    Unrealized gain on forward exchange contracts (Note 8)         8,191,427
                                                             ---------------
           Total assets ..................................     1,063,768,205
                                                             ---------------
Liabilities:
    Payables:
       Investment securities purchased ...................        34,544,671
       Capital shares redeemed ...........................         2,482,484
       Affiliates ........................................         1,373,504
    Unrealized loss on unfunded loan commitments (Note 10)            15,437
    Unrealized loss on forward exchange contracts (Note 8)         4,214,258
    Accrued expenses and other liabilities ...............           312,880
                                                             ---------------
           Total liabilities .............................        42,943,234
                                                             ---------------
              Net assets, at value .......................   $ 1,020,824,971
                                                             ---------------
Net assets consist of:
    Paid-in capital ......................................   $ 1,046,485,122
    Undistributed net investment income ..................         3,498,219
    Net unrealized appreciation (depreciation) ...........       (12,083,438)
    Accumulated net realized gain (loss) .................       (17,074,932)
                                                             ---------------
              Net assets, at value .......................   $ 1,020,824,971
                                                             ---------------

                  40 | The accompanying notes are an integral
              part of these  financial Statements | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2008

                                                                                   TEMPLETON
                                                                                  INCOME FUND
                                                                                 --------------
CLASS A:
   Net assets, at value......................................................    $  612,329,776
                                                                                 --------------
   Shares outstanding .......................................................       213,452,225
                                                                                 --------------
   Net asset value per share a ..............................................    $         2.87
                                                                                 --------------
   Maximum offering price per share (net asset value per share / 95.75%) ....    $         3.00
                                                                                 --------------
CLASS C:
   Net assets, at value .....................................................    $  384,075,201
                                                                                 --------------
   Shares outstanding .......................................................       133,999,136
                                                                                 --------------
   Net asset value and maximum offering price per sharea ....................    $         2.87
                                                                                 --------------
CLASS R:
   Net assets, at value .....................................................    $    1,324,987
                                                                                 --------------
   Shares outstanding .......................................................           460,781
                                                                                 --------------
   Net asset value and maximum offering price per sharea ....................    $         2.88
                                                                                 --------------
ADVISOR CLASS:
   Net assets, at value .....................................................    $   23,095,007
                                                                                 --------------
   Shares outstanding .......................................................         8,025,551
                                                                                 --------------
   Net asset value and maximum offering price per share .....................    $         2.88
                                                                                 --------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 41

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

                                                                                   TEMPLETON
                                                                                  INCOME FUND
                                                                                ---------------
Investment income:
 Dividends: (net of foreign taxes of $1,336,328)
 Unaffiliated issuers ........................................................ $    18,652,935
 Sweep Money Fund (Note 7) ...................................................        2,014,264
Interest: (net of foreign taxes of $312,544)
 Unaffiliated issuers ........................................................       21,462,370
                                                                                ---------------
   Total investment income ...................................................       42,129,569
                                                                                ---------------
Expenses:
 Management fees (Note 3a) ...................................................        4,707,040
 Administrative fees (Note 3b). ..............................................        1,663,982
 Distribution fees: (Note 3c)
  Class A ....................................................................        1,248,836
  Class C ....................................................................        2,100,333
  Class R ....................................................................            4,203
 Transfer agent fees (Note 3e) ...............................................          854,855
 Custodian fees (Note 4) .....................................................          492,603
 Reports to shareholders .....................................................          120,233
 Registration and filing fees ................................................          166,844
 Professional fees ...........................................................           39,168
 Trustees' fees and expenses .................................................           55,333
 Other .......................................................................           26,080
                                                                                ---------------
       Total expenses ........................................................       11,479,510
                                                                                ---------------
       Expense reductions (Note 4) ...........................................           (8,439)
       Expenses waived/paid by affiliates (Note 3f) ..........................         (213,473)
                                                                                ---------------
         Net expenses ........................................................       11,257,598
                                                                                ---------------
           Net investment income .............................................       30,871,971
                                                                                ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................................       (6,471,549)
  Foreign currency transactions ..............................................        5,264,138
                                                                                ---------------
         Net realized gain (loss) ............................................       (1,207,411)
                                                                                ---------------
           Net change in unrealized appreciation (depreciation) on:
 Investments .................................................................      (49,897,141)
 Translation of assets and liabilities denominated in foreign currencies......          259,465
                                                                                ---------------
         Net change in unrealized appreciation (depreciation) ................      (49,637,676)
                                                                                ---------------
Net realized and unrealized gain (loss).......................................      (50,845,087)
                                                                                ---------------
Net increase (decrease) in net assets resulting from .........................  $   (19,973,116)
                                                                                ===============

                   42 | The accompanying notes are an integral
              part of these financial statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                TEMPLETON INCOME FUND
                                                                          --------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                              2008               2007
                                                                          --------------------------------
Increase (decrease) in net assets
   Operations
     Net investment income.............................................   $    30,871,971   $    9,809,952
     Net realized gain (loss) from investments and foreign currency
     transactions .....................................................       (1,207,411)        4,083,908
     Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and liabilities
      denominated in foreign currencies ...............................      (49,637,676)       32,060,674
                                                                          --------------------------------
          Net increase (decrease) in net assets resulting from
          operations .................................................       (19,973,116)       45,954,534
                                                                          --------------------------------
Distributions to shareholders from:
     Net investment income:
        Class A ......................................................       (25,128,407)       (5,860,454)
        Class C ......................................................       (15,089,885)       (3,007,107)
        Class R ......................................................          (39,471)           (13,468)
        Advisor Class ................................................          (603,019)          (72,285)
     Net realized gains:
        Class A ......................................................        (3,960,670)         (632,697)
        Class C ......................................................        (2,581,305)         (386,856)
        Class R ......................................................            (6,242)           (1,498)
        Advisor Class ................................................           (88,197)           (6,261)
                                                                          --------------------------------
   Total distributions to shareholders ...............................       (47,497,196)       (9,980,626)
                                                                          --------------------------------
   Capital share transactions: (Note 2)
        Class ........................................................       322,052,132       224,515,719
        Class ........................................................       193,281,556       160,314,505
        Class ........................................................           976,992          (31,913)
        Advisor Class ................................................        21,035,349         2,046,249
                                                                          --------------------------------
   Total capital share transactions ..................................       537,346,029       386,844,560
                                                                          --------------------------------
   Redemption fees ...................................................             6,143             3,360
                                                                          --------------------------------
             Net increase (decrease) in net assets ...................       469,881,860       422,821,828
Net assets
   Beginning of year .................................................       550,943,111       128,121,283
                                                                          --------------------------------
   End of year .......................................................    $1,020,824,971    $  550,943,111
                                                                          --------------------------------
Undistributed net investment income included in net assets:
   End of year .......................................................    $    3,498,219    $    2,494,422
                                                                          ================================

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares:
Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

                               44 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

a. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

                               Annual Report | 45

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTINGPOLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

                               46 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or for a fixed currency amount. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

                               Annual Report | 47

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

i. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

                               48 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

j. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

l. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                YEAR ENDED MARCH 31,
                                           ---------------------------------------------------------------
                                                       2008                             2007
                                           ---------------------------------------------------------------
                                               SHARES            AMOUNT         SHARES           AMOUNT
                                           ---------------------------------------------------------------
CLASS A SHARES:
   Shares sold .........................    128,379,843    $   395,909,828    84,458,119    $  242,408,200
   Shares issued in reinvestment
     of distributions ..................      6,903,644         21,244,572     1,421,674         4,031,144
   Shares redeemed .....................    (31,373,225)       (95,102,268)   (7,680,104)      (21,923,625)
                                           ---------------------------------------------------------------
   Net increase (decrease) .............    103,910,262    $   322,052,132    78,199,689    $  224,515,719
                                           ===============================================================
CLASS C SHARES:
   Shares sold .........................     73,528,933    $   227,148,892    58,305,885    $  167,605,046
   Shares issued in reinvestment
     of distributions ..................      3,927,579         12,092,613       758,887         2,156,507
   Shares redeemed .....................    (15,202,390)       (45,959,949)   (3,349,098)       (9,447,048)
                                           ---------------------------------------------------------------
   Net increase (decrease) .............     62,254,122    $   193,281,556    55,715,674    $  160,314,505
                                           ===============================================================

                               Annual Report | 49

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                YEAR ENDED MARCH 31,
                                           ---------------------------------------------------------------
                                                       2008                             2007
                                           ---------------------------------------------------------------
                                               SHARES           AMOUNT          SHARES          AMOUNT
                                           ---------------------------------------------------------------
CLASS R SHARES:
   Shares sold  ........................        367,418    $     1,114,136       105,578    $      308,971
   Shares issued in reinvestment
     of distributions ..................         14,476             44,510         5,216            14,599
   Shares redeemed .....................        (61,893)          (181,654)     (117,940)         (355,483)
                                           ---------------------------------------------------------------
   Net increase (decrease) .............        320,001    $       976,992       (7,146)    $      (31,913)
                                           ===============================================================
ADVISOR CLASS SHARES:
   Shares sold .........................      7,100,799    $    21,781,266       961,037    $    2,774,848
   Shares issued in reinvestment
     of distributions ..................        167,123            511,288        20,771            58,599
   Shares redeemed .....................       (415,793)        (1,257,205)     (279,060)         (787,198)
                                           ---------------------------------------------------------------
   Net increase (decrease) .............      6,852,129    $    21,035,349       702,748    $    2,046,249
                                           ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                       AFFILIATION
-------------------------------------------------------------    ----------------------
Templeton Global Advisers Limited (TGAL)                         Investment manager
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

a. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE     NET ASSETS
-------------------     ------------------------------------------------------
      0.625%            Up to and including $500 million
      0.525%            Over $500 million, up to and including $1 billion
      0.475%            Over $1 billion, up to and including $1.5 billion
      0.425%            Over $1.5 billion, up to and including $6.5 billion
      0.400%            Over $6.5 billion, up to and including $11.5 billion
      0.378%            Over $11.5 billion, up to and including $16.5 billion
      0.365%            Over $16.5 billion, up to and including $19.0 billion
      0.355%            Over $19.0 billion, up to and including $21.5 billion
      0.345%            In excess of $21.5 billion

                               50 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

3. RANSACTIONS WITH AFFILIATES (CONTINUED)

a. MANAGEMENT FEES (CONTINUED)

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ............................................    0.25%
Class C ............................................    0.65%
Class R ............................................    0.50%

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
    unaffiliated broker/dealers  ....................    $  660,096
Contingent deferred sales charges retained. .........    $   60,012

e. TRANSFER AGENT FEES

For the year ended March 31, 2008, the Fund paid transfer agent fees of $854,855, of which $437,916 was retained by Investor Services.

f. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TGAL have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2008, FT Services and TGAL may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

                               Annual Report | 51

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $17,074,932.

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                                                                           2008            2007
                                                                                       -----------------------------
Distributions paid from:
    Ordinary income .................................................................  $ 45,112,851     $ 9,576,625
    Long term capital gain ..........................................................     2,384,345         404,001
                                                                                       -----------------------------
                                                                                       $ 47,497,196     $ 9,980,626
                                                                                       -----------------------------

At March 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................................   $ 1,056,476,443
                                                                              ----------------
Unrealized appreciation. ..................................................   $    50,485,506
Unrealized depreciation ...................................................       (68,192,269)
                                                                              ----------------
Net unrealized appreciation (depreciation) ................................   $   (17,706,763)
                                                                              ----------------

Undistributed ordinary income. ............................................   $     6,393,065
                                                                              ----------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $667,571,344 and $182,095,460, respectively.

                               52 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At March 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                          CONTRACT     SETTLEMENT   UNREALIZED  UNREALIZED
                                                          AMOUNT a        DATE         GAIN        LOSS
                                                     -------------------------------------------------------
CONTRACTS TO BUY
      51,264,586  Swedish Krona .................        7,702,358        5/07/08  $   904,796  $       --
         415,000  Singapore Dollar ..............          279,933        5/13/08       22,212          --
       3,000,000  Malaysian Ringgit .............          903,070        5/15/08       34,305          --
         210,000  Canadian Dollar ...............          213,610        5/16/08           --      (9,194)
         300,000  Canadian Dollar ...............          303,644        5/27/08           --     (11,702)
      97,360,000  Kazakhstani Tenge .............          800,000        5/30/08        2,634          --
     290,640,000  Kazakhstani Tenge .............        2,400,000        6/02/08           --      (4,758)
     465,393,600  Kazakhstani Tenge .............        3,800,000        7/25/08       12,154          --
     200,883,600  Japanese Yen ..................        1,800,000        8/20/08      228,187          --
      99,628,200  Japanese Yen ..................          900,000        8/25/08      106,078          --
      11,000,000  Norwegian Krone ...............        1,977,279        9/04/08      150,093          --
         300,000  Swiss Franc ...................          258,929       10/20/08       42,631          --
     115,200,000  Kazakhstani Tenge .............          900,000       11/03/08       31,032          --
       7,700,000  Swiss Franc ...................        6,967,222       11/06/08      770,469          --
      48,073,500  Japanese Yen ..................          453,438       11/14/08       33,549          --
       1,600,000  Norwegian Krone ...............          292,649       11/28/08       14,133          --
       3,810,000  Euro ..........................       14,077,950 RON   12/03/08      263,431          --
       3,175,000  Euro ..........................       11,514,138 RON   12/04/08      307,814          --
      43,460,000  Japanese Yen ..................          406,617       12/05/08       33,989          --
     172,296,000  Japanese Yen ..................        1,607,389       12/08/08      139,579          --
       4,723,600  Norwegian Krone ...............          848,912       12/10/08       55,697          --
       5,572,320  Swedish Krona .................          866,707       12/10/08       56,572          --
     621,475,200  Kazakhstani Tenge .............        4,800,000       12/12/08      192,332          --
      66,249,000  Kazakhstani Tenge .............          510,000       12/22/08       21,357          --
      49,983,750  Japanese Yen ..................          479,520        1/20/09       28,076          --
         886,857  Peruvian Nuevo Sol ............        3,454,300 MXN    1/22/09       16,738          --
       1,200,000  Singapore Dollar ..............          850,159        1/22/09       28,421          --
     202,428,000  Japanese Yen ..................        1,939,430        1/28/09      116,850          --
       1,700,000  Norwegian Krone ...............          324,626        1/30/09           --        (629)
       1,480,000  Swedish Krona .................          244,297        1/30/09          180          --
     227,364,000  Kazakhstani Tenge .............        4,860,590        2/06/09      135,562          --

                               Annual Report | 53

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT        SETTLEMENT   UNREALIZED   UNREALIZED
                                                  AMOUNT a           DATE        GAIN          LOSS
                                                --------------------------------------------------------
CONTRACTS TO BUY (continued)
       1,526,000  Norwegian Krone ............        270,495        2/17/09  $     19,858  $       --
      30,600,000  Indian Rupee ...............        991,691 NZD    2/27/09        14,919          --
       3,100,000  Malaysian Ringgit ..........        974,843        3/12/09            --     (10,876)
       6,050,000  Swedish Krona ..............        967,613        3/12/09        29,331          --
      45,700,000  Norwegian Krone ............      8,578,454        3/12/09        98,591          --

CONTRACTS TO SELL
         730,724  Euro .......................      6,701,832 SEK    5/02/08            --     (26,438)
      35,235,411  Mexican Peso ...............      6,678,813 BRL    5/07/08       478,799          --
      35,274,253  Mexican Peso ...............      6,723,003 BRL    5/08/08       499,873          --
       8,607,263  Mexican Peso ...............    399,445,859 CLP    5/16/08       108,377          --
       6,018,330  Mexican Peso ...............    276,068,009 CLP    5/20/08        68,564          --
       4,933,350  Mexican Peso ...............    226,317,439 CLP    6/12/08        56,794          --
      21,722,557  Mexican Peso ...............    239,537,753 KZT    6/25/08            --     (50,070)
      17,305,206  Mexican Peso ...............      4,898,239 PEN    6/30/08       196,755          --
       1,809,177  Mexican Peso ...............     82,263,271 CLP    9/15/08        19,917          --
      21,600,000  Romanian Leu-New ...........     47,904,192 NOK   11/17/08       464,412          --
         321,300  Euro .......................     50,424,179 JPY   12/08/08        10,818          --
      17,599,750  Romanian Leu-New ...........     45,428,827 SEK   12/15/08       450,034          --
     102,901,129  Mexican Peso ...............     26,046,334 PEN    1/20/09       357,654          --
      16,259,303  Mexican Peso ...............      1,423,819        1/22/09            --     (48,160)
   9,190,897,920  South Korean Won ...........      9,646,198        1/23/09       351,109          --
      35,375,342  Mexican Peso ...............    122,791,349 INR    1/27/09            --    (181,736)
       1,905,145  Euro .......................      2,777,607        1/28/09            --    (182,454)
       2,670,501  Euro .......................      3,891,662        1/29/09            --    (257,351)
         754,981  Euro .......................      1,107,255        2/04/09            --     (65,389)
      10,758,273  Romanian Leu-New ...........     70,856,617 CZK    2/12/09        93,245          --
       3,932,687  Romanian Leu-New ...........     26,026,916 CZK    2/17/09        42,983          --
       1,208,274  Euro .......................      1,745,412        2/19/09            --    (129,974)
       6,054,220  Euro .......................      8,800,047        2/23/09            --    (595,069)
       6,054,220  Euro .......................    931,417,530 JPY    2/23/09        74,958          --
       2,018,073  Euro .......................      2,949,414        2/25/09            --    (181,998)
       4,036,147  Euro .......................    621,552,512 JPY    2/25/09        57,178          --
      10,827,252  Euro .......................     15,830,881        2/26/09            --    (968,807)
       2,018,073  Euro .......................    309,505,802 JPY    2/26/09        15,929          --
       3,027,110  Euro .......................      4,455,653        2/27/09            --    (241,025)
      10,090,366  Euro .......................     14,893,232        2/27/09            --    (762,367)
       9,081,331  Euro .......................  1,412,027,905 JPY    2/27/09       268,602          --
      42,714,162  Mexican Peso ...............      3,790,475        2/27/09            --     (60,016)
       2,810,081  Romanian Leu-New ...........     18,206,515 CZK    2/27/09         8,315          --
       2,018,074  Euro .......................      3,025,012        3/03/09            --    (105,522)
       3,027,111  Euro .......................      4,528,336        3/04/09            --    (167,246)

                               54 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                    CONTRACT      SETTLEMENT   UNREALIZED     UNREALIZED
                                                    AMOUNT a         DATE         GAIN          LOSS
                                                -----------------------------------------------------------
CONTRACTS TO SELL (continued)
       1,009,037  Euro .......................      1,519,711        3/09/09  $        --    $    (45,118)
       1,009,037  Euro .......................    155,187,873 JPY    3/09/09       13,803              --
       1,009,037  Euro .......................      1,524,604        3/10/09           --         (40,150)
         756,778  Euro .......................    116,010,284 JPY    3/10/09        6,576              --
       1,009,037  Euro .......................      1,541,925        3/17/09           --         (22,318)
   4,439,600,000  South Korean Won ...........      4,434,722 CHF    3/25/09           --         (45,891)
       9,562,416  Euro .......................  1,457,880,677 JPY    3/31/09       27,335              --
UNREALIZED GAIN (LOSS) ON OFFSETTING FORWARD EXCHANGE CONTRACTS ............      607,827              --

                                                                              -----------------------------
UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .......................    8,191,427      (4,214,258)
                                                                              -----------------------------
   NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ................  $ 3,977,169
                                                                              ------------

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
BRL  -  Brazilian Real
CHF  -  Swiss Franc
CLP  -  Chilean Peso
CZK  -  Czech Koruna
INR  -  Indian Rupee
JPY  -  Japanese Yen
KZT  -  Kazakhstani Tenge
MXN  -  Mexican Peso
NOK  -  Norwegian Krone
NZD  -  New Zealand Dollar
PEN  -  Peruvian Nuevo Sol
RON  - Romanian Leu-New
SEK  -  Swedish Krona

9.    CREDIT RISK

The Fund has 17.51% of its portfolio invested in high yield or senior secured floating rate notes rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10.   CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

                               Annual Report | 55

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

11.   UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2008, unfunded commitments were as follows:

                                                                   UNFUNDED
BORROWER                                                          COMMITMENT
-----------------------------------------------------------------------------
Bausch and Lomb Inc., Delayed Draw Term Loan                     $   180,000
Community Health Systems Inc., Delayed Draw Term Loan                 69,606
Univision Communications Inc., Delayed Draw Term Loan                 67,114
                                                                 ------------
                                                                 $   316,720
                                                                 ------------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12.   REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

                               56 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

12.   REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

13.   NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                               Annual Report | 57

TEMPLETON GLOBAL INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Income Fund (one of the funds constituting the Templeton Global Investment Trust, thereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

                               58 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TAX DESIGNATION (UNAUDITED)

TEMPLETON INCOME FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,226,740 as a long term capital gain dividend for the fiscal year ended March 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,674,913 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 5.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $15,304,793 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2008. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $4,873,616 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

                               Annual Report | 59

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION    TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee     Since 1994                143                  Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Trustee     Since                     28                   SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                       January 2008                                   Allied Capital Corporation (financial
Suite 2100                                                                                  services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee     Since 2001                21                   Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                      Nuinsco Resources Limited (mineral
Suite 2100                                                                                  exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                              Bank & Trust Limited (financial
                                                                                            services), C.A. Bancorp Inc. (financial
                                                                                            services), Victory Nickel Inc. (mineral
                                                                                            exploration), ABACO Markets Limited
                                                                                            (retail distributors) and Belize
                                                                                            Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------

                               60 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
------------------------------   -----------   -------------   -----------------------   --------------------------------------
EDITH E. HOLIDAY (1952)          Lead          Trustee since   143                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent   1996 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee       Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                 Trustee since                             products), RTI International Metals,
                                               December 2007                             Inc. (manufacture and distribution
                                                                                         of titanium), Canadian National
                                                                                         Railway (railroad) and White
                                                                                         Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

-------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Trustee       Since 2006      21                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                   and OSI Pharmaceuticals, Inc. (phar-
Suite 2100                                                                               maceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

-------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee       Since 2003      143                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas) and Sentient
Suite 2100                                                                               Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

-------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee       Since 2006      143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

-------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee       Since 2001      21                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------------------------

                               Annual Report | 61

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   -----------   -------------   -----------------------   -------------------------------------
ROBERT E. WADE (1946)             Trustee       Since 2006     35                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                   (investments) and ARC Wireless
Suite 2100                                                                               Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                           and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   ---------------    ------------------------   ----------------------------
**CHARLES B. JOHNSON (1933)      Trustee,           Trustee and             143                   None
One Franklin Parkway             Chairman of        Vice President
San Mateo, CA 94403-1906         the Board and      since 1994 and
                                 Vice President     Chairman of the
                                                    Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee            Since 2006         94                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance      Not Applicable             Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice President
                                 Vice President   - AML Compliance
                                 - AML            since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)        Chief Financial    Since              Not Applicable             Not Applicable
One Franklin Parkway             Officer and        February 2008
San Mateo, CA 94403-1906         Chief
                                   Accounting
                                     Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------

                               62 | Annual Report

                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF               FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED             BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   ---------------------   -----------------------   ------------------------
JIMMY D. GAMBILL (1947)          Vice President     Since                   Not Applicable            Not Applicable
500 East Broward Blvd.                              February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President     Since 2000              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President     Since 1994              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President     Since 1994              Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.

------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary          Since 2004              Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer          Since 2004              Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------

                               Annual Report | 63

                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF               FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED             BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   ---------------------   -----------------------   ------------------------
CRAIG S. TYLE (1960)             Vice President     Since 2005              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Senior Vice        Since                   Not Applicable            Not Applicable
500 East Broward Blvd.           President and      February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer  -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                               64 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Income Fund, one of the separate funds comprising the Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment

                               Annual Report | 65

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals to the extent applicable. The Lipper report for the Fund showed total return of its Class A shares during 2007 and 2006 (this Fund's first full two years of operation) to be in the highest quintile of a Lipper performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment

                               66 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be 13 basis points higher than the median of its Lipper expense group and its actual total expense rate to be 10 basis points higher than the median of such expense group. The Board found the expenses of the Fund to be acceptable in view of the performance of the Fund and the experience and depth of its portfolio managers and research staff. The Board also noted that expenses of Templeton Income Fund had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft"

                               Annual Report | 67

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for Templeton Income Fund provides a fee of 0.625% on the first $500 million of net assets; 0.525% on the next $500 million of net assets; 0.475% on the next $500 million of net assets; with breakpoints continuing thereafter until reaching a level of 0.345% on assets in excess of $21.5 billion. Templeton Income Fund pays a separate 0.20% administrative fee and had net assets of approximately $985 million at December 31, 2007. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               68 | Annual Report

[FRANKLIN TEMPLETON INVESTMENTS PHOTO]   One Franklin Parkway
                                         San Mateo, CA 94403-1906

      WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUBADVISOR

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.

1-800/DIAL BEN(R)

franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $86,031 for the fiscal year ended March 31, 2008 and $98,740 for the fiscal year ended March 31, 2007.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $49,961 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $112 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $175,749 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2008 and $225,822 for the fiscal year ended March 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A


ITEM 6. SCHEDULE OF INVESTMENTS.    N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2008